As filed with the Securities and Exchange Commission on January 27, 2023

1933 Act File No. 333-34122

1940 Act File No. 811-09877

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 57 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 59 ☒

CALVERT RESPONSIBLE INDEX SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Ave NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

(202) 238-2200
(Registrant’s Telephone Number)

DEIDRE E. WALSH
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)
☒	on February 1, 2023 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Calvert International Responsible Index Fund

Class A Shares - CDHAX Class I Shares - CDHIX Class R6 Shares - CDHRX

Calvert US Large-Cap Core Responsible Index Fund

Class A Shares - CSXAX Class C Shares - CSXCX Class I Shares - CISIX Class R6 Shares - CSXRX

Calvert US Large-Cap Growth Responsible Index Fund

Class A Shares - CGJAX Class I Shares - CGJIX Class R6 Shares - CLGRX

Calvert US Large-Cap Value Responsible Index Fund

Class A Shares - CFJAX Class I Shares - CFJIX Class R6 Shares - CLVRX

Calvert US Mid-Cap Core Responsible Index Fund

Class A Shares - CMJAX Class I Shares - CMJIX Class R6 Shares - CMCRX

Prospectus Dated
February 1, 2023

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Table of Contents
Fund Summaries	3
International Responsible Index Fund	3
US Large-Cap Core Responsible Index Fund	8
US Large-Cap Growth Responsible Index Fund	12
US Large-Cap Value Responsible Index Fund	16
US Mid-Cap Core Responsible Index Fund	20
Important Information Regarding Fund Shares	24
Investment Objectives & Principal Policies and Risks	25
About Responsible Investing	31
Management and Organization	32
Valuing Shares	33
Purchasing Shares	34
Sales Charges	38
Redeeming Shares	40
Shareholder Account Features	41
Potential Conflicts of Interest	43
Additional Tax Information	45
Financial Highlights	47
International Responsible Index Fund	47
US Large-Cap Core Responsible Index Fund	49
US Large-Cap Growth Responsible Index Fund	51
US Large-Cap Value Responsible Index Fund	52
US Mid-Cap Core Responsible Index Fund	53
Appendix A – The Calvert Principles for Responsible Investment	54
Appendix B – Financial Intermediary Sales Charge Variations	56

Calvert Responsible Index Funds2Prospectus dated February 1, 2023

Fund Summaries

Calvert International Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert International Responsible Index (the “Index”), which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 37 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.16%	0.16%	0.13%
Total Annual Fund Operating Expenses	0.65%	0.40%	0.37%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.54%	0.29%	0.26%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.54% for Class A shares, 0.29% for Class I shares and 0.26% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$528	$663	$810	$1,237
Class I shares	$30	$117	$213	$494
Class R6 shares	$27	$108	$197	$457

Calvert Responsible Index Funds3Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  14%  of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert International Responsible Index. The Index is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are selected from the 1,000 large publicly traded companies, excluding real estate investments trusts and business development companies, in markets that CRM determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations.  When determining 1,000 large publicly traded companies, CRM generally includes the 500 largest publicly traded companies located in or tied economically to Europe and the 500 largest publicly traded companies located in or tied economically to other non-U.S. and non-European developed markets.  The Calvert Principles for Responsible Investment (the “Calvert Principles”) serve as a framework for considering environmental, social and governance (“ESG”) factors. Stocks are weighted in the Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.

As of December 31, 2022, the Index included 774 companies, and the market capitalization ranged from approximately $925 million to $378.4 billion with a weighted average market capitalization of approximately $78.7 billion. Market capitalizations of companies within the Index are subject to change.  The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund may enter into foreign currency transactions, including foreign forward currency exchange contracts, in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. For example, the Fund is subject to diversification and concentration limitations that can require the Fund's holdings to materially deviate from the Index.

If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Calvert Responsible Index Funds4Prospectus dated February 1, 2023

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Calvert Responsible Index Funds5Prospectus dated February 1, 2023

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2016	2017	2018	2019	2020	2021	2022
Year Total Return	0.11%	24.89%	-13.96%	24.10%	15.03%	12.27%	-19.41%

For the period from December 31, 2015 through December 31, 2022, the highest quarterly total return for Class A was 17.67% for the quarter ended June 30, 2020 and the lowest quarterly return was -21.21% for the quarter ended March 31, 2020.

Calvert Responsible Index Funds6Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-23.23%	1.14%	3.66%
Class A Return After Taxes on Distributions	-23.32%	0.94%	3.40%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-13.28%	1.03%	3.04%
Class I Return Before Taxes	-19.20%	2.40%	4.67%
Class R6 Return Before Taxes	-19.17%	2.42%	4.68%
MSCI World ex USA Index (reflects net dividends, which reflects the deduction of withholding taxes)	-14.29%	1.79%	4.25%
Calvert International Responsible Index (reflects no deduction for fees, expenses or taxes)	-19.43%	2.42%	4.68%

These returns reflect the maximum sales charge for Class A (4.75%).Class A and Class I commenced operations on October 30, 2015. The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. (Source for the MSCI World ex USA Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Responsible Index Funds7Prospectus dated February 1, 2023

Calvert US Large-Cap Core Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 37 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.10%	0.10%	0.10%	0.05%
Total Annual Fund Operating Expenses	0.59%	1.34%	0.34%	0.29%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	1.24%	0.24%	0.19%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares, 1.24% for Class C shares, 0.24% for Class I shares and 0.19% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$645	$779	$1,169	$523	$645	$779	$1,169
Class C shares	$226	$415	$725	$1,398	$126	$415	$725	$1,398
Class I shares	$25	$99	$181	$421	$25	$99	$181	$421
Class R6 shares	$19	$83	$153	$358	$19	$83	$153	$358

Calvert Responsible Index Funds8Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  13%  of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Core Responsible Index. The Index is composed of the common stocks of large companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.

As of December 31, 2022, the Index included 752 companies, and the market capitalization ranged from approximately $502 million to $2.1 trillion with a weighted average market capitalization of $377.9 billion. Market capitalizations of companies within the Index are subject to change.  The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. For example, the Fund is subject to diversification and concentration limitations that can require the Fund's holdings to materially deviate from the Index.

If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Calvert Responsible Index Funds9Prospectus dated February 1, 2023

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Responsible Index Funds10Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	34.30%	13.75%	0.76%	10.34%	20.74%	-4.39%	32.43%	25.81%	25.31%	-21.85%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 22.65% for the quarter ended June 30, 2020 and the lowest quarterly return was -18.32% for the quarter ended March 31, 2020.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-25.57%	8.24%	11.78%
Class A Return After Taxes on Distributions	-25.70%	7.93%	11.13%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-14.99%	6.74%	9.89%
Class C Return Before Taxes	-23.21%	8.48%	11.63%
Class I Return Before Taxes	-21.66%	9.59%	12.72%
Class R6 Return Before Taxes	-21.61%	9.64%	12.74%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%
Calvert US Large-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	-21.62%	9.91%	13.07%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.   The Class R6 performance shown above for the period prior to October 3, 2017 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.   After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Calvert Responsible Index Funds11Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $5,000 for Class A and Class C ($2,000 for individual retirement accounts in Class A and Class C), $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Responsible Index Funds12Prospectus dated February 1, 2023

Calvert US Large-Cap Growth Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 37 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.16%	0.16%	0.13%
Total Annual Fund Operating Expenses	0.65%	0.40%	0.37%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	0.24%	0.21%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares, 0.24% for Class I shares and 0.21% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption
	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$658	$805	$1,232
Class I shares	$25	$112	$208	$490
Class R6 shares	$22	$103	$192	$452

Calvert Responsible Index Funds13Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  19%  of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Growth Responsible Index. The Index is composed of the common stocks of large growth companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.

As of December 31, 2022, the Index included 544 companies, and the market capitalization ranged from approximately $502 million to $2.1 trillion with a weighted average market capitalization of $535.8 billion. Market capitalizations of companies within the Index are subject to change.  The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. For example, the Fund is subject to diversification and concentration limitations that can require the Fund's holdings to materially deviate from the Index.

If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Growth Investing. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Calvert Responsible Index Funds14Prospectus dated February 1, 2023

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth Risk. Because the Fund normally invests primarily in stocks of large-cap growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Responsible Index Funds15Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2016	2017	2018	2019	2020	2021	2022
Year Total Return	4.03%	26.99%	35.02%	35.02%	38.28%	25.79%	-27.02%

For the period from December 31, 2015 through December 31, 2022, the highest quarterly total return for Class A was 27.02% for the quarter ended June 30, 2020 and the lowest quarterly return was -19.70% for the quarter ended June 30, 2022.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-30.48%	10.37%	10.64%
Class A Return After Taxes on Distributions	-30.52%	9.87%	10.18%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-18.00%	8.48%	8.84%
Class I Return Before Taxes	-26.83%	11.77%	11.69%
Class R6 Return Before Taxes	-26.82%	11.77%	11.69%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.95%	11.88%
Calvert US Large-Cap Growth Responsible Index (reflects no deduction for fees, expenses or taxes)	-26.78%	12.09%	11.99%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on June 19, 2015. The Class R6 performance shown for the period prior to February 1, 2022 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Calvert Responsible Index Funds16Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A), $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Responsible Index Funds17Prospectus dated February 1, 2023

Calvert US Large-Cap Value Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 37 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.12%	0.12%	0.07%
Total Annual Fund Operating Expenses	0.61%	0.36%	0.31%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	0.24%	0.19%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares, 0.24% for Class I shares and 0.19% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$650	$788	$1,190
Class I shares	$25	$104	$190	$444
Class R6 shares	$19	$88	$162	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  34%  of the average value of its portfolio.

Calvert Responsible Index Funds18Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Value Responsible Index. The Index is composed of the common stocks of large value companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.

As of December 31, 2022, the Index included 509 companies, and the market capitalization ranged from approximately $653 million to $393.3 billion with a weighted average market capitalization of $89.6 billion. Market capitalizations of companies within the Index are subject to change.  The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. For example, the Fund is subject to diversification and concentration limitations that can require the Fund's holdings to materially deviate from the Index.

If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Value Investing. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies that are temporarily out of favor with the market or that may have experienced adverse business developments but that have the potential for growth.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions

Calvert Responsible Index Funds19Prospectus dated February 1, 2023 or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Value Risk. Because the Fund normally invests primarily in stocks of large-cap value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Responsible Index Funds20Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2016	2017	2018	2019	2020	2021	2022
Year Total Return	16.78%	14.71%	-10.36%	29.06%	8.76%	24.04%	-11.87%

For the period from December 31, 2015 through December 31, 2022, the highest quarterly total return for Class A was 17.50% for the quarter ended December 31, 2020 and the lowest quarterly return was -26.04% for the quarter ended March 31, 2020.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-16.06%	5.55%	6.72%
Class A Return After Taxes on Distributions	-16.36%	4.87%	5.93%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.19%	4.37%	5.32%
Class I Return Before Taxes	-11.66%	6.86%	7.73%
Class R6 Return Before Taxes	-11.63%	6.87%	7.73%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-7.54%	6.66%	7.64%
Calvert US Large-Cap Value Responsible Index (reflects no deduction for fees, expenses or taxes)	-11.46%	7.04%	8.01%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on June 19, 2015. The Class R6 performance shown above for the period prior to February 1, 2022 (commencement of operations) is the performance for Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Calvert Responsible Index Funds21Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A ($2,000 for individual retirement accounts in Class A), $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Responsible Index Funds22Prospectus dated February 1, 2023

Calvert US Mid-Cap Core Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index (the “Index”), which measures the investment return of mid-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 37 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.17%	0.17%	0.13%
Total Annual Fund Operating Expenses	0.66%	0.41%	0.37%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	0.24%	0.20%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares, 0.24% for Class I shares and 0.20% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$660	$809	$1,243
Class I shares	$25	$114	$213	$501
Class R6 shares	$20	$102	$191	$451

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  26%  of the average value of its portfolio.

Calvert Responsible Index Funds23Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Mid-Cap Core Responsible Index. The Index is composed of the common stocks of mid-size companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Mid-size companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.

As of December 31, 2022, the Index included 603 companies, and the market capitalization ranged from approximately $502 million to $44.9 billion with a weighted average market capitalization of $18.6 billion. Market capitalizations of companies within the Index are subject to change.  The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. For example, the Fund is subject to diversification and concentration limitations that can require the Fund's holdings to materially deviate from the Index.

If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Calvert Responsible Index Funds24Prospectus dated February 1, 2023

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Mid-Sized Company Risk.  The stocks of mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Responsible Index Funds25Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2016	2017	2018	2019	2020	2021	2022
Year Total Return	14.72%	18.71%	-9.49%	30.69%	23.68%	20.92%	-19.30%

For the period from December 31, 2015 through December 31, 2022, the highest quarterly total return for Class A was 25.75% for the quarter ended June 30, 2020 and the lowest quarterly return was -25.02% for the quarter ended March 31, 2020 .

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-23.13%	6.33%	8.51%
Class A Return After Taxes on Distributions	-23.25%	5.83%	7.92%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-13.57%	5.08%	6.91%
Class I Return Before Taxes	-19.07%	7.67%	9.58%
Class R6 Return Before Taxes	-19.06%	7.68%	9.58%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-17.32%	7.10%	8.99%
Calvert US Mid-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	-19.08%	7.90%	9.87%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on October 30, 2015. The Class R6 performance shown above for the period prior to February 1, 2022 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Calvert Responsible Index Funds26Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A), $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Responsible Index Funds27Prospectus dated February 1, 2023

Important Information Regarding Fund Shares

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Responsible Index Funds28Prospectus dated February 1, 2023

Investment Objective & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.  The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Calvert Responsible Index Funds29Prospectus dated February 1, 2023

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position

Calvert Responsible Index Funds30Prospectus dated February 1, 2023 open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Smaller Companies.  Calvert US Mid-Cap Core Responsible Index Fund may invest in smaller companies.  Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Foreign Investments.  Calvert International Responsible Index Fund may engage in foreign investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Political events in foreign countries may cause market disruptions.  In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on

Calvert Responsible Index Funds31Prospectus dated February 1, 2023

December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

The Fund may invest in securities and other instruments (including loans) issued, guaranteed, or backed by sovereign or government entities.  Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. Many sovereign or government debt obligations may be rated below investment grade.  Any restructuring of a sovereign or government debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation.  In the event of default of a sovereign or government debt, the Fund may be unable to pursue legal action against the issuer or secure collateral on the debt, as there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to restructure defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.  Unless otherwise stated in the Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by

Calvert Responsible Index Funds32Prospectus dated February 1, 2023 collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

About the Index.  CRM and each Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Index to track general stock market performance. CRM is the owner of each Index. CRM has no obligation to take the needs of a Fund or the owners of shares of a Fund, or the requirements of the 1940 Act, into consideration in determining, composing, or calculating each Index.  CRM and each Fund do not guarantee the accuracy, completeness, or performance of each Index or the data included therein and shall have no liability in connection with each Index or Index calculation. An Index’s past performance is not necessarily an indication of how the Index will perform in the future. It is not possible to invest directly in an Index. CRM has contracted with an independent calculation agent to calculate each Index. The method for calculating and constructing each Index may change over time.

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ReFlow Liquidity Program.  Calvert US Large-Cap Core Responsible Index Fund and Calvert US Large-Cap Value Responsible Index may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. Such redemption request may be met in-kind in accordance with the Funds’ redemption-in-kind policies. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below. The ability to use ReFlow is contingent upon the Fund(s) finalizing an agreement with ReFlow.

Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions.  The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures.  In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  Each Fund's 95% Policy will not be changed unless shareholders of that Fund are given at least 60 days' advance written notice of the change. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.

Calvert Responsible Index Funds34Prospectus dated February 1, 2023

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

As described above, each Fund seeks to replicate a specific Calvert Responsible Index (each, an “Index” and collectively, the “Indexes”).  CRM seeks to include in the Index issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities.  Companies included in an Index are analyzed using The Calvert Principles for Responsible Investment (the “Calvert Principles”) (included as Appendix A to this Prospectus), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM.  CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis.  In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment.  Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. An Index may also include and/or the Fund may invest in issuers that CRM believes are likely to operate in accordance with the Calvert Principles pending CRM’s engagement activity with such issuer. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation.  CRM’s Index Committee may, in its discretion, remove an Index component before the next reconstitution if it has been determined that such Index component no longer meets the Calvert Principles or, if CRM's Index Committee determines, based on information available to CRM, that such Index component has exposure to a product and/or environmental factor that is believed to present significant health or environmental risks.  CRM’s Index Committee may also, in its discretion, add to an Index at its next rebalance (i) a company that was previously excluded from an Index Universe if it had been determined that such company meets the Calvert Principles; or (ii) a company that was previously excluded by CRM's Index Committee if CRM's Index Committee has determined that such company no longer presents significant health or environmental risks.

As described above, or in the SAI, each Fund may invest in cash, money market instruments and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investment criteria otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

High Social Impact Investments.  Up to 3% of a Fund's net assets may be invested in High Social Impact Investments.  High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  Investments in High Social Impact Investments are not included in an Index, and a Fund’s performance may deviate from the Index it seeks to track as a result.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (“CIC”) (as discussed below).

Pursuant to an exemptive order issued by the SEC, a Fund may invest in Community Investment Notes (“Notes”) issued by CIC as part of a Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional

Calvert Responsible Index Funds35Prospectus dated February 1, 2023 investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board and an independent director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies.CRM's activities may include, but are not limited to:

Direct Dialogue with Company Management. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting.  As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI.

Shareholder Resolutions.  CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC  20009.  EV LLC (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”).  Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund entered into a new investment advisory agreement with CRM.  Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing. Effective March 1, 2021, any fee reduction agreement previously applicable to a Fund was incorporated into its new investment advisory agreement with its investment adviser, as applicable.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of September 30, 2022, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.3 trillion.

Each Fund’s annual shareholder report covering the fiscal year ended September 30 provides information regarding the basis for the Directors’ approval of each Fund’s investment advisory agreement.

Under its investment advisory agreement with each Fund, CRM receives a monthly advisory fee equal to 0.12% annually of each Fund’s average daily net assets.  Prior to February 1, 2019, under its investment advisory agreement with each Fund, CRM received a monthly advisory fee equal to 0.15% annually of each Fund’s average daily net assets.  For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.12% of average daily net assets.

The portfolio manager of each Fund is Thomas C. Seto (since December 2016).  Mr. Seto is a Vice President of CRM and Head of Investment Management at Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM, and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Seto has been an employee of the Eaton Vance organization for more than five years and currently manages other funds and portfolios.

Calvert Responsible Index Funds36Prospectus dated February 1, 2023

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets.  For the fiscal year ended September 30, 2022, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Responsible Index Series, Inc., a Maryland corporation.  Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

You may buy or sell (redeem) shares of each Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to its investment adviser(s), as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Calvert Responsible Index Funds37Prospectus dated February 1, 2023

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser(s), as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV. Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased.  CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The U.S. registered Calvert funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland.  The Calvert funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $5,000 ($2,000 for IRAs), except as noted below.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund's transfer agent for Class C shares of such accounts will automatically be invested in Class A shares.

Calvert Responsible Index Funds38Prospectus dated February 1, 2023

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of CRM and its affiliates and certain persons affiliated with CRM.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI) and the ReFlow Liquidity Program. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745  to be assigned an account number.  You may request an account application by calling 1-800-368-2745  Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer Class R6 shares through such programs; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for:  employer sponsored retirement plans; private banks and their affiliates; investors who purchase shares through asset-based fee programs as described above, provided the aggregate value of such program’s assets under management invested in Calvert funds is at least $5,000,000; and investment companies sponsored by the Calvert organization. For all other eligible investors, the initial investment must be at least $5,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

Calvert Responsible Index Funds39Prospectus dated February 1, 2023

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

Inactive Accounts.  In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time.  Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.  For more information, please see https://www.calvert.com/mutual-funds-and-abandoned-property.php  or please contact us at 1-800-368-2745.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

Calvert Responsible Index Funds40Prospectus dated February 1, 2023

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•how long you expect to own your shares;

•how much you intend to invest; and

•the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares to purchase.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more

Calvert Responsible Index Funds41Prospectus dated February 1, 2023 should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00**	0.00**	TIERED**

*Because the Offering Price per share, which includes the front-end sales charge, is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows:  0.25% on amounts of $1 million or more but less than $2 million; plus 0.20% on amounts of $2 million or more but less than $3 million; plus 0.125% on amounts of $3 million or more but less than $50 million; plus 0.0625% on amounts of $50 million or more but less than $100 million; plus 0.0375% on amounts of $100 million or more.  A CDSC of up to 0.25% will be imposed on such investments (as described below) in

Calvert Responsible Index Funds42Prospectus dated February 1, 2023 the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% CDSC if redeemed within 12 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

Calvert Responsible Index Funds43Prospectus dated February 1, 2023

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans’ financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1.00% of the purchase price of the shares.  After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale.  In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale.  Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually.  After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale.  After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale.  Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Calvert website at www.calvert.com and in the SAI.  Please consult the Calvert website for any updates to Fund sales charge information before making a purchase of Fund shares.  Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Calvert Responsible Index Funds44Prospectus dated February 1, 2023

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail.  The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value.  Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below.  The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

Calvert Responsible Index Funds45Prospectus dated February 1, 2023

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.  For accounts held directly with the Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

Information about the Funds.  From time to time, you may receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Calvert Responsible Index Funds46Prospectus dated February 1, 2023

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.calvert.com.

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.  Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.  Except as described below, any class of shares of a fund may be exchanged for any other class of shares of the fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.  Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program.  See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.”  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not.  Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class.  Under these circumstances your account will be credited with any CDSC paid in connection with the redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Calvert website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using

Calvert Responsible Index Funds47Prospectus dated February 1, 2023 security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.  You should verify the accuracy of your confirmation statements immediately upon receipt and notify Calvert Shareholder Services of any inaccuracies.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Calvert Responsible Index Funds48Prospectus dated February 1, 2023

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.  For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or

Calvert Responsible Index Funds49Prospectus dated February 1, 2023 voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to the merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Tax Information

Each Fund expects to pay distributions annually. Distributions may not be paid if Fund (and/or Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains (if any) annually. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

Distributions of a Fund’s investment income (other than qualified dividend income, which is described below) and net realized short-term capital gains generally will be taxed as ordinary income. Distributions of net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the SAI) will be taxed in the hands of individuals at rates applicable to long-term capital gain provided holding period and other requirements are met by both the shareholder and the Fund. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above regardless of whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on

Calvert Responsible Index Funds50Prospectus dated February 1, 2023

December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions for the prior calendar year.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, such Fund will be eligible to and generally intends to file an election for such taxable year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by such Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of such Fund’s foreign taxes paid in computing their taxable federal income.  However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to a Fund. In addition, the IRS and Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays.  For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Responsible Index Funds51Prospectus dated February 1, 2023

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended September 30, 2020 and prior was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	International Responsible Index Fund
	Year Ended September 30,
	2022			2021			2020			2019
	Class A	Class I	Class R6	Class A	Class I	Class R6	Class A	Class I	Class R6	Class A	Class I	Class R6(4)
Net asset value - Beginning of year	$29.79	$30.17	$30.16	$24.08	$24.43	$24.43	$22.81	$23.12	$23.12	$23.18	$23.47	$21.50
Income (Loss) From Operations
Net investment income(1)	$0.61	$0.69	$0.69	$0.61	$0.72	$0.75	$0.40	$0.51	$0.49	$0.56	$0.60	$0.51
Net realized and unrealized gain (loss)	(8.64)	(8.75)	(8.74)	5.33	5.37	5.34	1.26	1.22	1.25	(0.51)	(0.50)	1.11
Total income (loss) from operations	$(8.03)	$(8.06)	$(8.05)	$5.94	$6.09	$6.09	$1.66	$1.73	$1.74	$0.05	$0.10	$1.62
Less Distributions
From net investment income	$(0.55)	$(0.62)	$(0.63)	$(0.23)	$(0.35)	$(0.36)	$(0.39)	$(0.42)	$(0.43)	$(0.42)	$(0.45)	$—
Total distributions	$(0.55)	$(0.62)	$(0.63)	$(0.23)	$(0.35)	$(0.36)	$(0.39)	$(0.42)	$(0.43)	$(0.42)	$(0.45)	$—
Net asset value – End of year	$21.21	$21.49	$21.48	$29.79	$30.17	$30.16	$24.08	$24.43	$24.43	$22.81	$23.12	$23.12
Total Return(2)	(27.50)%	(27.32)%	(27.30)%	24.74%	25.07%	25.08%	7.31%	7.55%	7.59%	0.34%	0.60%	7.54%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,139	$468,639	$93,719	$43,359	$481,361	$92,734	$25,497	$197,395	$29,215	$34,344	$67,854	$16,867
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.40%	0.37%	0.67%	0.42%	0.39%	0.74%	0.49%	0.46%	0.89%	0.64%	0.56%(5)
Net expenses	0.54%(10)	0.29%(10)	0.26%(10)	0.54%	0.29%	0.26%	0.54%	0.29%	0.26%	0.57%	0.29%	0.26%(5)
Net investment income	2.27%	2.52%	2.52%	2.11%	2.43%	2.52%	1.77%	2.22%	2.13%	2.56%	2.73%	3.40%(5)
Portfolio Turnover	14%	14%	14%	13%	13%	13%	18%	18%	18%	51%	51%	51%(6)

(See related footnotes.)

Calvert Responsible Index Funds52Prospectus dated February 1, 2023

Financial Highlights (continued)

	International Responsible Index Fund
	Year Ended September 30,
	2018
	Class A	Class I
Net asset value - Beginning of period	$23.11	$23.32
Income (Loss) From Operations
Net investment income(1)	$0.62	$0.64
Net realized and unrealized loss	(0.23)	(0.17)
Total income from operations	$0.39	$0.47
Less Distributions
From net investment income	$(0.32)	$(0.32)
Total distributions	$(0.32)	$(0.32)
Net asset value – End of year	$23.18	$23.47
Total Return(2)	1.67%	2.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,415	$88,253
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.03%	0.79%
Net expenses	0.62%	0.27%
Net investment income	2.66%	2.71%
Portfolio Turnover	24%	24%

(See related footnotes.)

Calvert Responsible Index Funds53Prospectus dated February 1, 2023

Financial Highlights (continued)

	US Large-Cap Core Responsible Index Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value - Beginning of year	$38.30	$35.78	$39.37	$39.35	$29.75	$27.82	$30.56	$30.55
Income (Loss) From Operations
Net investment income(1)	$0.30	$0.02	$0.40	$0.43	$0.28	$0.01	$0.38	$0.39
Net realized and unrealized gain (loss)	(7.74)	(7.24)	(7.95)	(7.96)	8.53	7.98	8.75	8.74
Total income (loss) from operations	$(7.44)	$(7.22)	$(7.55)	$(7.53)	$8.81	$7.99	$9.13	$9.13
Less Distributions
From net investment income	$(0.25)	$(0.00)(11)	$(0.34)	$(0.35)	$(0.26)	$(0.03)	$(0.32)	$(0.33)
From net realized gain	(0.10)	(0.10)	(0.10)	(0.10)	—	—	—	—
Total distributions	$(0.35)	$(0.10)	$(0.44)	$(0.45)	$(0.26)	$(0.03)	$(0.32)	$(0.33)
Net asset value – End of year	$30.51	$28.46	$31.38	$31.37	$38.30	$35.78	$39.37	$39.35
Total Return(2)	(19.64)%	(20.24)%	(19.45)%	(19.42)%	29.75%	28.73%	30.07%	30.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$572,693	$63,985	$2,021,486	$947,313	$686,373	$84,005	$2,916,731	$1,006,890
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	1.35%	0.34%	0.29%	0.59%	1.34%	0.34%	0.29%
Net expenses	0.49%(10)	1.24%(10)	0.24%(10)	0.19%(10)	0.49%	1.24%	0.24%	0.19%
Net investment income	0.82%	0.07%	1.06%	1.13%	0.77%	0.03%	1.02%	1.07%
Portfolio Turnover	13%	13%	13%	13%	10%	10%	10%	10%

(See related footnotes.)

Calvert Responsible Index Funds54Prospectus dated February 1, 2023

Financial Highlights (continued)

	US Large-Cap Core Responsible Index Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(8)
Net asset value - Beginning of year	$24.79	$23.21	$25.46	$25.44	$24.66	$23.16	$25.29	$25.28	$21.41	$20.16	$21.94	$22.09
Income (Loss) From Operations
Net investment income(1)	$0.30	$0.10	$0.38	$0.39	$0.29	$0.11	$0.36	$0.37	$0.27	$0.09	$0.36	$0.37
Net realized and unrealized gain	4.91	4.60	5.03	5.04	0.69	0.64	0.72	0.72	3.46	3.26	3.54	3.37
Total income from operations	$5.21	$4.70	$5.41	$5.43	$0.98	$0.75	$1.08	$1.09	$3.73	$3.35	$3.90	$3.74
Less Distributions
From net investment income	$(0.25)	$(0.09)	$(0.31)	$(0.32)	$(0.22)	$(0.07)	$(0.28)	$(0.30)	$(0.25)	$(0.12)	$(0.32)	$(0.32)
From net realized gain	—	—	—	—	(0.63)	(0.63)	(0.63)	(0.63)	(0.23)	(0.23)	(0.23)	(0.23)
Total distributions	$(0.25)	$(0.09)	$(0.31)	$(0.32)	$(0.85)	$(0.70)	$(0.91)	$(0.93)	$(0.48)	$(0.35)	$(0.55)	$(0.55)
Net asset value – End of year	$29.75	$27.82	$30.56	$30.55	$24.79	$23.21	$25.46	$25.44	$24.66	$23.16	$25.29	$25.28
Total Return(2)	21.18%	20.30%	21.45%	21.55%	4.33%	3.55%	4.68%	4.70%	17.67%	16.79%	18.06%	17.21%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$424,771	$61,503	$1,831,859	$630,116	$321,690	$57,167	$1,143,304	$409,341	$291,891	$61,814	$920,394	$172,944
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	1.35%	0.35%	0.30%	0.62%	1.38%	0.37%	0.32%	0.65%	1.40%	0.41%	0.35%(5)
Net expenses	0.49%	1.24%	0.24%	0.19%	0.51%	1.26%	0.22%	0.19%	0.54%	1.29%	0.19%	0.19%(5)
Net investment income	1.14%	0.40%	1.38%	1.43%	1.24%	0.49%	1.52%	1.55%	1.19%	0.44%	1.53%	1.58%(5)
Portfolio Turnover	10%	10%	10%	10%	17%	17%	17%	17%	28%	28%	28%	28%(9)

(See related footnotes.)

Calvert Responsible Index Funds55Prospectus dated February 1, 2023

Financial Highlights (continued)

	US Large-Cap Growth Responsible Index Fund
	Year Ended September 30,
	2022			2021		2020		2019		2018
	Class A	Class I	Class R6(12)	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value — Beginning of year	$49.71	$50.15	$50.25	$39.77	$40.08	$29.65	$29.88	$29.83	$30.02	$24.35	$24.45
Income (Loss) From Operations
Net investment income(1)	$0.16	$0.28	$0.19	$0.15	$0.27	$0.19	$0.27	$0.20	$0.28	$0.17	$0.26
Net realized and unrealized gain (loss)	(10.79)	(10.87)	(11.89)	10.49	10.57	10.39	10.46	0.96	0.97	5.84	5.87
Total income (loss) from operations	$(10.63)	$(10.59)	$(11.70)	$ 10.64	$10.84	$10.58	$10.73	$1.16	$1.25	$6.01	$6.13
Less Distributions
From net investment income	$(0.11)	$(0.22)	$—	$(0.15)	$(0.22)	$(0.17)	$(0.24)	$(0.20)	$(0.25)	$(0.19)	$(0.22)
From net realized gain	(0.79)	(0.79)	—	(0.55)	(0.55)	(0.29)	(0.29)	(1.14)	(1.14)	(0.34)	(0.34)
Total distributions	$(0.90)	$(1.01)	$—	$(0.70)	$(0.77)	$(0.46)	$(0.53)	$(1.34)	$(1.39)	$(0.53)	$(0.56)
Net asset value – End of year	$38.18	$38.55	$38.55	$49.71	$50.15	$39.77	$40.08	$29.65	$29.88	$29.83	$30.02
Total Return(2)	(21.87)%	(21.66)%	(23.28)%(7)	27.06%	27.40%	36.14%	36.42%	4.51%	4.82%	25.03%	25.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,248	$297,905	$864	$50,963	$209,865	$29,021	$112,304	$16,361	$74,948	$14,036	$60,367
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.40%	0.40%(5)	0.66%	0.41%	0.67%	0.42%	0.77%	0.52%	0.82%	0.58%
Net expenses	0.49%(10)	0.24%(10)	0.21%(5)(10)	0.49%	0.24%	0.49%	0.24%	0.51%	0.24%	0.57%	0.22%
Net investment income	0.35%	0.61%	0.68%(5)	0.32%	0.57%	0.56%	0.81%	0.72%	1.00%	0.63%	0.98%
Portfolio Turnover	19%	19%	19%(7)(13)	25%	25%	53%	53%	34%	34%	54%	54%

(See related footnotes.)

Calvert Responsible Index Funds56Prospectus dated February 1, 2023

Financial Highlights (continued)

	US Large-Cap Value Responsible Index Fund
	Year Ended September 30,
	2022			2021		2020		2019		2018
	Class A	Class I	Class R6(12)	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value — Beginning of year	$30.72	$30.92	$31.03	$23.00	$23.16	$23.38	$23.53	$23.60	$23.74	$23.02	$23.12
Income (Loss) From Operations
Net investment income(1)	$0.51	$0.59	$0.41	$0.46	$0.54	$0.46	$0.52	$0.43	$0.50	$0.41	$0.50
Net realized and unrealized gain (loss)	(5.11)	(5.14)	(6.39)	7.69	7.72	(0.35)	(0.35)	0.25	0.25	1.68	1.67
Total income (loss) from operations	$(4.60)	$(4.55)	$(5.98)	$8.15	$8.26	$0.11	$0.17	$0.68	$0.75	$2.09	$2.17
Less Distributions
From net investment income	$(0.38)	$(0.45)	—	$(0.33)	$(0.40)	$(0.34)	$(0.39)	$(0.34)	$(0.40)	$(0.35)	$(0.39)
From net realized gain	(0.88)	(0.88)	—	(0.10)	(0.10)	(0.15)	(0.15)	(0.56)	(0.56)	(1.16)	(1.16)
Total distributions	$(1.26)	$(1.33)	—	$(0.43)	$(0.50)	$(0.49)	$(0.54)	$(0.90)	$(0.96)	$(1.51)	$(1.55)
Net asset value – End of year	$24.86	$25.04	$25.05	$30.72	$30.92	$23.00	$23.16	$23.38	$23.53	$23.60	$23.74
Total Return(2)	(15.75)%	(15.52)%	(19.27)%(7)	35.76%	36.03%	0.35%	0.63%	3.18%	3.46%	9.30%	9.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,131	$1,492,096	$28,633	$87,085	$1,524,045	$47,993	$668,670	$52,888	$368,993	$44,047	$254,809
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.61%	0.36%	0.31%(5)	0.61%	0.36%	0.63%	0.38%	0.68%	0.43%	0.71%	0.47%
Net expenses	0.49%(10)	0.24%(10)	0.19%(5)(10)	0.49%	0.24%	0.49%	0.24%	0.51%	0.23%	0.57%	0.22%
Net investment income	1.73%	1.98%	2.21%(5)	1.59%	1.83%	2.07%	2.31%	1.95%	2.22%	1.80%	2.15%
Portfolio Turnover	34%	34%	34%(13)	34%	34%	32%	32%	39%	39%	67%	67%

(See related footnotes.)

Calvert Responsible Index Funds57Prospectus dated February 1, 2023

Financial Highlights (continued)

	US Mid-Cap Core Responsible Index Fund
	Year Ended September 30,
	2022			2021		2020		2019		2018
	Class A	Class I	Class R6(12)	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value - Beginning of year	$39.02	$39.39	$37.87	$29.17	$29.42	$26.80	$27.04	$27.23	$27.45	$24.44	$24.56
Income (Loss) From Operations
Net investment income(1)	$0.25	$0.35	$0.31	$0.22	$0.31	$0.28	$0.34	$0.24	$0.32	$0.25	$0.34
Net realized and unrealized gain (loss)	(8.25)	(8.34)	(7.91)	10.47	10.57	2.54	2.57	(0.02)	(0.02)	3.25	3.27
Total income (loss) from operations	$(8.00)	$(7.99)	$(7.60)	$10.69	$10.88	$2.82	$2.91	$0.22	$0.30	$3.50	$3.61
Less Distributions
From net investment income	$(0.14)	$(0.20)	—	$(0.19)	$(0.26)	$(0.18)	$(0.26)	$(0.24)	$(0.30)	$(0.24)	$(0.25)
From net realized gain	(0.93)	(0.93)	—	(0.65)	(0.65)	(0.27)	(0.27)	(0.41)	(0.41)	(0.47)	(0.47)
Total distributions	$(1.07)	$(1.13)	—	$(0.84)	$(0.91)	$(0.45)	$(0.53)	$(0.65)	$(0.71)	$(0.71)	$(0.72)
Net asset value - End of year	$29.95	$30.27	$30.27	$39.02	$39.39	$29.17	$29.42	$26.80	$27.04	$27.23	$27.45
Total Return(2)	(21.17)%	(20.97)%	(20.04)%(7)	37.14%	37.49%	10.60%	10.91%	1.05%	1.30%	14.55%	14.96%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,932	$276,747	$218	$50,682	$262,918	$14,803	$83,065	$12,385	$49,221	$22,575	$46,812
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.42%	0.38%(5)	0.68%	0.43%	0.77%	0.52%	0.90%	0.64%	0.94%	0.69%
Net expenses	0.49%(10)	0.24%(10)	0.20%(5)(10)	0.49%	0.24%	0.49%	0.24%	0.53%	0.24%	0.57%	0.22%
Net investment income	0.70%	0.96%	1.40%(5)	0.57%	0.83%	1.03%	1.27%	0.93%	1.23%	0.95%	1.31%
Portfolio Turnover	26%	26%	26%(7)(13)	26%	26%	31%	31%	57%	57%	39%	39%

(1)Computed using average shares outstanding.

(2)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(3)Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)For the period from the commencement of operations, February 1, 2019 to September 30, 2019.

(5)Annualized.

(6)For the year ended September 30, 2019.

(7)Not annualized.

(8)For the period from the commencement of operations, October 3, 2017 to September 30, 2018.

(9)For the year ended September 30, 2018.

(10)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to less than 0.005% of average daily net assets for the period ended September 30, 2022).

(11)Amount is less than $(0.005).

(12)For the period from the commencement of operations, February 1, 2022, to September 30, 2022.

(13)For the year ended September 30, 2022.

Calvert Responsible Index Funds58Prospectus dated February 1, 2023

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors.  As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers.  The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•Reduce the negative impact of operations and practices on the environment

•Manage water scarcity and ensure efficient and equitable access to clean sources

•Mitigate impact on all types of natural capital

•Diminish climate-related risks and reduce carbon emissions

•Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights

•Promote diversity and gender equity across workplaces, marketplaces and communities

•Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards

•Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•Provide responsible stewardship of capital in the best interests of shareholders and debtholders

•Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy

•Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:

•Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.

•Demonstrate a pattern of employing forced, compulsory or child labor.

•Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.

•Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

Calvert Responsible Index Funds59Prospectus dated February 1, 2023

•Demonstrate poor governance or engage in harmful or unethical practices.

•Manufacture tobacco products.

•Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.

•Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.

•Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.

•Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.

•Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.

Calvert Responsible Index Funds60Prospectus dated February 1, 2023

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary.  All variations described below are applied by, and the responsibility of, the identified financial intermediary.  Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).  Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Calvert Responsible Index Funds61Prospectus dated February 1, 2023

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Responsible Index Funds62Prospectus dated February 1, 2023

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs  subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Calvert Responsible Index Funds63Prospectus dated February 1, 2023

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Calvert Responsible Index Funds64Prospectus dated February 1, 2023

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period.  Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Responsible Index Funds65Prospectus dated February 1, 2023

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•Shares acquired through a right of reinstatement.

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Calvert Responsible Index Funds66Prospectus dated February 1, 2023

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through a Oppenheimer affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Calvert Responsible Index Funds67Prospectus dated February 1, 2023

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers.  Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Calvert Responsible Index Funds68Prospectus dated February 1, 2023

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares exchanged in an Edward Jones fee-based program.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Calvert Responsible Index Funds69Prospectus dated February 1, 2023

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Responsible Index Funds70Prospectus dated February 1, 2023

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares sold due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Calvert Responsible Index Funds71Prospectus dated February 1, 2023

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-End Sales Load Waiver on Class A shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund at net asset value pursuant to Stifel’s policies and procedures.

Calvert Responsible Index Funds72Prospectus dated February 1, 2023

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”).  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Fund’s website (http://www.calvert.com/prospectus), and you will be notified each time a report is posted and provided with a website address to access the report. You may elect to receive all future Fund shareholder reports in paper free of charge at any time. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800- 368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, SS&C GIDS, Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 430 West 7th Street Kansas City, MO 64105-1407	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Funds' Investment Company Act No. is 811-09877.
24147 2.1.23	© 2023 Calvert Research and Management

Printed on recycled paper.

STATEMENT OF
ADDITIONAL INFORMATION
February 1, 2023

Calvert International Responsible Index Fund

Class A Shares - CDHAX Class I Shares - CDHIX Class R6 Shares - CDHRX

Calvert US Large-Cap Core Responsible Index Fund

Class A Shares - CSXAX Class C Shares - CSXCX Class I Shares - CISIX Class R6 Shares - CSXRX

Calvert US Large-Cap Growth Responsible Index Fund

Class A Shares - CGJAX Class I Shares - CGJIX Class R6 Shares - CLGRX

Calvert US Large-Cap Value Responsible Index Fund

Class A Shares - CFJAX Class I Shares - CFJIX Class R6 Shares - CLVRX

Calvert US Mid-Cap Core Responsible Index Fund

Class A Shares - CMJAX Class I Shares - CMJIX Class R6 Shares - CMCRX

1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
1-800-368-2745

This Statement of Additional Information (“SAI”) provides general information about the Funds.  The Funds are diversified, open-end management investment companies.  Each Fund is a series of Calvert Responsible Index Series, Inc.  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Sales Charges	20
Investment Restrictions	5	Disclosure of Portfolio Holdings and Related Information	22
Management and Organization	6	Taxes	23
Investment Advisory and Administrative Services	11	Portfolio Securities Transactions	33
Other Service Providers	15	Potential Conflicts of Interest	36
Calculation of Net Asset Value	18	Financial Statements	43
Purchasing and Redeeming Shares	19	Additional Information About Investment Strategies and Risks	43

Appendix A: Class A Fees and Ownership	79	Appendix E: Ratings	84
Appendix B: Class C Fees and Ownership	81	Appendix F: Calvert Funds Proxy Voting Policy and Procedures	93
Appendix C: Class I Ownership	82	Appendix G: Adviser Proxy Voting Policies and Procedures	95
Appendix D: Class R6 Ownership	83

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated February 1, 2023, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-368-2745.

© 2023 Calvert Research and Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“Calvert family of funds” means all registered investment companies advised or administered by Calvert Research and Management (“CRM”, “Calvert”, the “Adviser” or the “investment adviser”);

“Calvert funds” means the mutual funds advised by CRM;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“Exchange” means the New York Stock Exchange;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus to the extent that the sub-adviser has discretion to perform the particular duties;

“IRS” means the Internal Revenue Service;

“SEC” means the U.S. Securities and Exchange Commission; and

“Corporation” means Calvert Responsible Index Series, Inc. of which each Fund is a series.

STRATEGIES AND RISKS

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment strategy, the Fund generally expects to invest less than 5% of its total assets in such investment type. The Fund may hold a security or other instrument that is not otherwise identified as permissible if it is received through a corporate action. If a particular investment type or practice that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment type or practice.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies and Risks.”

As used in the table below and throughout this SAI:

“IRIF” refers to International Responsible Index Fund;

“USLCCRIF” refers to US Large-Cap Core Responsible Index Fund;

“USLCGRIF” refers to US Large-Cap Growth Responsible Index Fund;

“USLCVRIF” refers to US Large-Cap Value Responsible Index Fund; and

“USMCCRIF” refers to US Mid-Cap Core Responsible Index Fund.

Permitted for or Relevant to:
Investment Type	IRIF	USLCCRIF	USLCGRIF	USLCVRIF	USMCCRIF
Asset-Backed Securities (“ABS”)
Auction Rate Securities
Build America Bonds

Calvert Responsible Index Funds2SAI dated February 1, 2023

Permitted for or Relevant to:
Investment Type	IRIF	USLCCRIF	USLCGRIF	USLCVRIF	USMCCRIF
Call and Put Features on Securities
Collateralized Mortgage Obligations (“CMOs”)
Commercial Mortgage-Backed Securities (“CMBS”)
Commodity-Related Investments
Common Stocks	√	√	√	√	√
Contingent Convertible Securities
Convertible Securities	√	√	√	√	√
Credit Linked Securities
Derivative Instruments and Related Risks	√	√	√	√	√
Derivative-Linked and Commodity-Linked Hybrid Instruments
Direct Investments	√	√	√	√	√
Emerging Market Investments	√
Equity Investments	√	√	√	√	√
Equity-Linked Securities
Event-Linked Instruments
Exchange-Traded Funds (“ETFs”)	√	√	√	√	√
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities
Foreign Currency Transactions	√
Foreign Investments	√
Forward Foreign Currency Exchange Contracts	√
Forward Rate Agreements
Futures Contracts	√	√	√	√	√
High Social Impact Investments	√	√	√	√	√
Hybrid Securities	√	√	√	√	√
Illiquid Investments	√	√	√	√	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds
Junior Loans
Liquidity or Protective Put Agreements
Loans
Lower Rated Investments
Master Limited Partnerships (“MLPs”)
Money Market Instruments	√	√	√	√	√
Mortgage-Backed Securities (“MBS”)
Mortgage Dollar Rolls

Calvert Responsible Index Funds3SAI dated February 1, 2023

Permitted for or Relevant to:
Investment Type	IRIF	USLCCRIF	USLCGRIF	USLCVRIF	USMCCRIF
Municipal Lease Obligations (“MLOs”)
Municipal Obligations
Option Contracts
Participation Notes
Pooled Investment Vehicles	√	√	√	√	√
Preferred Stock	√	√	√	√	√
Real Estate Investments
Repurchase Agreements	√	√	√	√	√
Residual Interest Bonds
Reverse Repurchase Agreements	√[1]	√[1]	√[1]	√[1]	√[1]
Rights and Warrants	√	√	√	√	√
Senior Loans
Short Sales
Special Equities Investments
Stripped Securities
Structured Notes
Swap Agreements
Swaptions
Trust Certificates
U.S. Government Securities	√	√	√	√	√
Unlisted Securities	√	√	√	√	√
Variable Rate Instruments
Venture Capital Limited Partnerships	√	√	√	√	√
When-Issued Securities, Delayed Delivery and Forward Commitments
Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities

Permitted for or Relevant to:
Other Disclosures Regarding Investment Practices	USLCCRIF	USLCGRIF	USLCVRIF	USMCCRIF	IRIF
Average Effective Maturity
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√	√	√	√	√
Credit Spread Trades
Cyber Security Risk	√	√	√	√	√
Diversified Status	√	√	√	√	√
Duration

Calvert Responsible Index Funds4SAI dated February 1, 2023

Permitted for or Relevant to:
Other Disclosures Regarding Investment Practices	USLCCRIF	USLCGRIF	USLCVRIF	USMCCRIF	IRIF
Index Tracking	√	√	√	√	√
LIBOR Transition and Associated Risk	√	√	√	√	√
Operational Risk	√	√	√	√	√
Participation in the ReFlow Liquidity Program	√	√	√	√	√
Portfolio Turnover
Restricted Securities	√	√	√	√	√
Securities Lending	√	√	√	√	√
Short-Term Trading
Significant Exposure to the Banking Industry
Significant Exposure to Global Energy Solutions Companies
Significant Exposure to Smaller Companies
Significant Exposure to Technology Companies
Significant Exposure to Water Companies

1The Fund may invest up to 10% of its net assets in reverse repurchase agreements.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

1.Make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

2.Concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

3.Issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

4.Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, or from an underwriter for an issuer, may be deemed to be an underwriter.

5.Invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

6.Lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the SEC staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

Calvert Responsible Index Funds5SAI dated February 1, 2023

Each Fund’s borrowing policy is consistent with the 1940 Act and guidance of the SEC or its staff, and will comply with any applicable SEC exemptive order.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy set forth above.  If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Directors of the Corporation are responsible for the overall management and supervision of the affairs of the Corporation.  The Board members and officers of the Corporation are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of each Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75.  However, if such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for each Fund to be in compliance therewith.  The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act.  The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “CRM” refers to Calvert Research and Management, “Eaton Vance” refers to Eaton Vance Management, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EV is the trustee of each of Eaton Vance and CRM.  Effective March 1, 2021, each of Eaton Vance, CRM, EVD and EV are indirect wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
Interested Director
THEODORE H. ELIOPOULOS 1964	Director and President	Since 2022

President and Chief Executive Officer of Calvert Research and Management and senior sponsor of Morgan Stanley Investment Management’s (MISM) Diversity Council.  Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014).  Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006).  Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.

				43	The Robert Toigo Foundation Pacific Pension & Investment Institute (PPI)

Calvert Responsible Index Funds6SAI dated February 1, 2023

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
Noninterested Directors
RICHARD L. BAIRD, JR. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.	43	None
ALICE GRESHAM BULLOCK 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).	43	None
CARI M. DOMINGUEZ 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	43	ManpowerGroup Inc. (workforce solutions company) Triple S Management Corporation (managed care) National Association of Corporate Directors
JOHN G. GUFFEY, JR. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).	43	Calvert Impact Capital, Inc. (through December 31, 2018)
MILES D. HARPER, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), (November 1999-September 2014).	43	Bridgeway Funds (9) (asset management)
JOY V. JONES 1950	Director	Since 2000	Attorney.	43	Palm Management Corporation

Calvert Responsible Index Funds7SAI dated February 1, 2023

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
ANTHONY A. WILLIAMS 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).	43

Freddie Mac

Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

The Howard Hughes Corporation (real estate development)

Old Dominion National Bank

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
DEIDRE E. WALSH 1971	Secretary, Vice President and Chief Legal Officer	Since 2021

Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021).  Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

JAMES F. KIRCHNER 1967	Treasurer	Since 2016

Vice President of CRM and officer of 43 registered investment companies advised by CRM.  Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

HOPE L. BROWN 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

The Board has general oversight responsibility with respect to the business and affairs of the Corporation and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Corporation and each Fund. The Board is currently composed of eight Directors, including seven Directors who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Director”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established two committees to assist the Board in performing its oversight responsibilities.

Calvert Responsible Index Funds8SAI dated February 1, 2023

The Board has appointed a noninterested Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Ms. Gresham Bullock serves as Chair of the Board as an “independent” Board member.  Except for any duties specified herein or pursuant to the Corporation’s Articles of Incorporation or By-laws, the designation of Chairperson does not impose on such noninterested Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluation, question and discuss information provided to them with the Adviser, sub-advisers, if applicable, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Mr. Baird, experiences as a chief executive officer of a non-profit corporation; Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Dominguez, experience as Chair of the U.S. Equal Employment Opportunity Commission and experience as a board member of various organizations; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations;  Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Williams, experience as the mayor of the District of Columbia and as a board member of various organizations; and Mr. Eliopoulos, experience as an industry leader on issues of sustainability and experience as a board member of various organizations.

The Fund’s Audit Committee approves and recommends to the Board the approval of independent public accountants to conduct the annual audit of the Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committee meets with the Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.  Mr. Harper serves as the “audit committee financial expert” as that term is defined in the applicable SEC rules.  During the fiscal year ended September 30, 2022, the Audit Committee convened eight times.

The Governance Committee of the Fund addresses matters of fund governance, including policies on Director compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Directors of the Boards, as applicable.  When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders.  See also “Process for Delivering Shareholder Communications to the Board of Directors” for additional restrictions.  The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee.  During the fiscal year ended September 30, 2022, the Governance Committee convened four times.

The Board believes that diversity is an important attribute of a well-functioning board. The current Board is comprised of four white males, one African American male, two African American females and one Hispanic female. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.  In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should: (i) take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse

Calvert Responsible Index Funds9SAI dated February 1, 2023

candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search.  The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties.  The following individuals serve as members of the Board’s Governance Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Fund is the Board’s oversight of the risk management of the Fund’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Fund, the Adviser, and other service providers to the Fund have implemented various processes, procedures and controls intended to identify and address risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Adviser and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Fund, including its investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities.  The Board also receives reports from the Fund’s primary service providers regarding their operations as they relate to the Fund.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Director in each Fund and in the Calvert family of funds overseen by the Director as of December 31, 2022.

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Richard L. Baird, Jr.(2)	Alice Gresham Bullock(2)	Cari M. Dominguez(2)	Theodore H. Eliopuolos(1)	John G. Guffey, Jr.(2)	Miles D. Harper, III(2)	Joy V. Jones(2)	Anthony A. Williams(2)
International Responsible Index Fund	None	None	None	None	$10,001 - $50,000	None	None	None
US Large-Cap Core Responsible Index Fund	Over $100,000	$10,001 - $50,000	None	None	Over $100,000	None	Over $100,000	None
US Large-Cap Growth Responsible Index Fund	Over $100,000	None	None	None	None	None	None	None
US Large-Cap Value Responsible Index Fund	Over $100,000	$1 - $10,000	None	None	$10,001 - $50,000	None	None	None
US Mid-Cap Core Responsible Index Fund	None	$1 - $10,000	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Funds Overseen by Director in the Calvert Family of Funds	Over $100,000(3)	Over $100,000(3)	Over $100,000	None	Over $100,000	Over $100,000(3)	Over $100,000(3)	$10,001 - $50,000(3)

(1)Interested Director.

(2)Noninterested Director.

(3)Includes shares which may be deemed to be beneficially owned through the Director Deferred Compensation Agreement.

As of December 31, 2022, no noninterested Director or any of their immediate family members owned beneficially or of record any class of securities of Morgan Stanley, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with Morgan Stanley or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

Calvert Responsible Index Funds10SAI dated February 1, 2023

During the calendar years ended December 31, 2021 and December 31, 2022, no noninterested Director (or their immediate family members) had:

(1)Any direct or indirect interest in any Affiliated Entity;

(2)Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3)Any direct or indirect relationship with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2021 and December 31, 2022, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Director of the Corporation or any of their immediate family members served as an officer.

Noninterested Directors may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Directors Deferred Compensation Agreement (the “Deferred Compensation Agreement”).  Under the Deferred Compensation Agreement, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Calvert family of funds, and the amount paid to the Board members under the Deferred Compensation Agreement will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Agreement will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

The fees and expenses of the Directors of the Corporation are paid by the Fund (and other series of the Corporation). A Board member who is a member of the Calvert organization receives no compensation from the Corporation. During the fiscal year ended September 30, 2022, the Directors of the Corporation earned the following compensation in their capacities as Board members from the Corporation.  For the year ended December 31, 2022, the Board members earned the following compensation in their capacities as members of the Calvert Fund Boards(1):

Source of Compensation	Richard L. Baird, Jr.	Alice Gresham Bullock	Cari M. Dominguez	John G. Guffey, Jr.	Miles D. Harper, III	Joy V. Jones	Anthony A. Williams
Corporation(2)	$50,636(3)	$56,992(4)	$50,636	$51,166(5)	$51,907	$51,907	$50,636
Corporation and Fund Complex(1)	$239,000(6)	$269,000(7)	$239,000	$241,500(8)	$245,000	$245,000	$239,000

(1)As of February 1, 2023, the Calvert fund complex consists of 43 registered investment companies.

(2)The Corporation consisted of 5 Funds as of September 30, 2022.

(3)Includes $21,773 of deferred compensation.

(4)Includes $5,699 of deferred compensation.

(5)Includes $25,583 of deferred compensation.

(6)Includes $102,770 of deferred compensation.

(7)Includes $26,900 of deferred compensation.

(8)Includes $120,750 of deferred compensation.

Fund Organization

Corporation. The Fund is a series of the Corporation, which was organized as a Maryland corporation on April 11, 2000 and is operated as an open-end management investment company.  Effective November 6, 2017, Calvert Developed Markets Ex-U.S. Responsible Index Fund changed its name to Calvert International Responsible Index Fund.  The Corporation may issue its shares ($0.01 par value per share) in one or more series (such as a Fund).  The Directors of the Corporation have divided the shares of the Fund into multiple classes.  Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges.  The Directors have the authority under the Articles of Incorporation to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Corporation.  Shareholders of the Corporation are entitled to one vote for each full share held.  Fractional shares may be voted proportionately.  Shares of all Funds in the Corporation will be voted together with respect to the election or removal of Directors and on other matters affecting all Funds similarly.  On matters affecting only a particular Fund, all shareholders of the affected Fund will vote together as a single class, except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and

Calvert Responsible Index Funds11SAI dated February 1, 2023

are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the Corporation holding office have been elected by shareholders.  In such an event the Directors then in office will call a shareholders’ meeting for the election of Directors.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Corporation’s By-laws, the Directors shall continue to hold office and may appoint successor Directors.  The Corporation’s By-laws provide that any Director may be removed with or without cause, at any time by a vote of the majority of the votes entitled to be cast generally for the election of Directors at a special meeting of Shareholders called for that purpose.  The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Director and that the Corporation is required to provide assistance in communication with shareholders about such a meeting.

The Corporation’s Articles of Incorporation may be amended at any time in accordance with the laws of Maryland.  The Corporation’s By-laws provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Corporation.  However, no indemnification is required to be provided to any Director or officer for any liability to the Corporation or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Adviser Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The members of the Board will review a Fund's proxy voting records from time to time and will review annually the Adviser Policies.  For a copy of the Fund Policy and Adviser Policies, see Appendix F and Appendix G, respectively.  Pursuant to certain provisions of the 1940 Act relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, (2) on the SEC’s website at http://www.sec.gov and (3) on the Funds’ website at https://www.calvert.com/Proxy-Voting.php.

Process for Delivering Shareholder Communications to the Board of Directors.  Any shareholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
Two International Place
Boston, MA 02110

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.

In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of the Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at Two International Place, Boston, MA 02110. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

Calvert Responsible Index Funds12SAI dated February 1, 2023

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services.  As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”) each Fund entered into a new investment advisory agreement with CRM (each an “Investment Advisory Agreement”).  The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Corporation’s Board.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the investment adviser’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the compensation and expenses of all officers and Directors who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.  The following table sets forth the net assets of each Fund as of September 30, 2022 and the advisory fees paid to CRM for the last three fiscal years.

		Advisory Fee for
	Net Assets at 9/30/22	9/30/22	9/30/21	9/30/20
International Responsible Index Fund	$602,496,728	$807,569	$536,269	$210,485
US Large-Cap Core Responsible Index Fund	$3,605,476,783	$5,436,809	$4,839,106	$2,790,221
US Large-Cap Growth Responsible Index Fund	$346,016,389	$370,761	$243,497	$133,733
US Large-Cap Value Responsible Index Fund	$1,610,860,798	$2,129,005	$1,490,886	$653,487
US Mid-Cap Core Responsible Index Fund	$325,897,058	$428,092	$240,285	$90,408

The following chart shows the operating expenses of the Funds allocated to CRM, pursuant to an expense reimbursement agreement, for the last three fiscal years:

	9/30/22	9/30/21	9/30/20
International Responsible Index Fund	$747,125	$561,337	$357,565
US Large-Cap Core Responsible Index Fund	$4,545,593	$3,943,221	$2,548,836
US Large-Cap Growth Responsible Index Fund	$492,185	$347,018	$200,606
US Large-Cap Value Responsible Index Fund	$2,174,147	$1,518,557	$781,138
US Mid-Cap Core Responsible Index Fund	$621,485	$376,809	$208,393

The Investment Advisory Agreement with the investment adviser continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely  thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Directors of the Corporation cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Corporation or by vote of a majority of the outstanding voting securities of the Fund.  The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others.  The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.  The Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About CRM and Eaton Vance. CRM is a subsidiary of Eaton Vance.  CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts.  EV serves as trustee of CRM and Eaton Vance.  As described in the Prospectus, following the closing of the Transaction on March 1, 2021, EV, Eaton Vance and CRM became indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Prior to March 1, 2021, each of EV and Eaton Vance were wholly owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company, and CRM was an indirect wholly owned subsidiary of EVC.   EVC through its subsidiaries and affiliates engaged primarily in investment management, administration and marketing activities.  The Directors of EVC were Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy,

Calvert Responsible Index Funds13SAI dated February 1, 2023

Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding Voting Common Stock of EVC were deposited in a Voting Trust, the Voting Trustees of which were Mr. Faust, Paul W. Bouchey, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos (all of whom are or were officers of Eaton Vance or its affiliates).  The Voting Trustees had unrestricted voting rights for the election of Directors of EVC.  Prior to March 1, 2021, all of the outstanding voting trust receipts issued under said Voting Trust were owned by certain of the officers of CRM and Eaton Vance who may also have been officers, or officers and Directors of EVC and EV.  As indicated under “Management and Organization,” all of the officers of the Corporation (as well as Mr. Eliopoulos who is also a Director) are employees of CRM.

Code of Ethics.  The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act.  Under the Codes, employees of the investment adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

Portfolio Manager.  The portfolio manager of each Fund is listed below.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas C. Seto
Registered Investment Companies(1)	60	$27,660.4(2)	0	$0
Other Pooled Investment Vehicles	7	$1,096.8	0	$0
Other Accounts	75,222	$168,501.8(3)	0	$0

(1)Includes the Fund.

(2)This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts.  Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

(3)For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program.

The portfolio manager did not beneficially own any equity securities in each Fund as of September 30, 2022 or in the Calvert family of funds as of December 31, 2022.

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among each Fund and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between each Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to each Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

The investment adviser operates proprietary indexes (each, an “Index”) based on research and other information developed by the investment adviser.  In addition, the investment adviser manages accounts (including the Fund) using the same or substantially similar investment adviser research. The operation of the Indexes, the Fund and other accounts in this manner may give rise to potential conflicts of interest, which may affect the management of the Fund and such

Calvert Responsible Index Funds14SAI dated February 1, 2023

accounts.  For example, the Fund may engage in purchases and sales of securities (including securities included in an Index) at different times prior to, during, or after the time in which an Index is being reconstituted.  The Indexes are reconstituted periodically as described in the prospectus.  The trading by the Fund and other accounts in securities that are part of an Index could impact the ability of the investment adviser’s accounts that seeks to replicate the Index to do so in a timely manner.  From time to time, the Funds may be restricted or otherwise limited in trading in certain issuers in order to help ensure that accounts seeking to replicate an Index are able to do so.

Compensation Structure for CRM. The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation.  Incentive compensation may include:

•Cash bonus

•Deferred compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•Revenue and profitability of the firm

•Return on equity and risk factors of both the business units and Morgan Stanley

•Assets managed by the portfolio manager

•External market conditions

•New business development and business sustainability

•Contribution to client objectives

•Team, product and/or Eaton Vance performance

Calvert Responsible Index Funds15SAI dated February 1, 2023

•The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.

(2)When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Commodity Futures Trading Commission Registration.  The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages.  Accordingly, neither the Funds nor the investment adviser is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.  The CFTC has neither reviewed nor approved each Fund's investment strategies or this SAI.

Administrative Services. As indicated in the Prospectus, CRM serves as administrator of each Fund under an Administrative Services Agreement.  Each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund.  Under the Administrative Services Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The administrative fee for each share class of each Fund is 0.12% (as a percentage of average daily net assets) payable monthly.  The administrative services fees paid by the Funds to CRM for the last three fiscal years are as follows:

	9/30/22	9/30/21	9/30/20
International Responsible Index Fund	$807,569	$536,269	$210,485
US Large-Cap Core Responsible Index Fund	$5,436,809	$4,839,106	$2,790,221
US Large-Cap Growth Responsible Index Fund	$370,761	$243,497	$133,733
US Large-Cap Value Responsible Index Fund	$2,129,005	$1,490,886	$653,487
US Mid-Cap Core Responsible Index Fund	$428,092	$240,285	$90,408

Sub-Transfer Agency Support Services.  Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  Under the agreement, Eaton Vance provides:  (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services.  For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services.  Each Fund pays a pro rata share of such fee.  For the fiscal year ended September 30, 2022, Eaton Vance earned the following pursuant to the agreement:

International Responsible Index Fund	US Large-Cap Core Responsible Index Fund	US Large-Cap Growth Responsible Index Fund	US Large-Cap Value Responsible Index Fund	US Mid-Cap Core Responsible Index Fund
$18,992	$129,484	$13,699	$14,654	$33,063

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator).  In the case of expenses incurred by the Corporation, each Fund is responsible for its pro rata share of those expenses.  Pursuant to the Amended and Restated Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees are allocated exclusively to the class that incurs them, and sub-accounting, recordkeeping and other similar fees are not allocated to (or incurred by) Class R6 shares.

Calvert Responsible Index Funds16SAI dated February 1, 2023

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Corporation.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Directors or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  Effective March 1, 2021, EVD is an indirect wholly owned subsidiary of Morgan Stanley.  Prior to March 1, 2021, EVD was a direct, wholly owned subsidiary of EVC.

Custodian.  State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as custodian to each Fund.  State Street has custody of all cash and securities of each Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Corporation.  State Street also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits each Fund's financial statements. Deloitte and/or its affiliates provide other audit and related services to each Fund.

The Funds have agreed to indemnify and hold the Funds' prior auditor, which served as each Fund’s independent registered public accounting firm for the fiscal year ended September 30, 2020 and prior, harmless against and from any and all legal costs and expenses incurred by the prior auditor in successful defense of any legal action or proceeding that arises as a result of the prior auditor's consent to the incorporation by reference of its audit report on the Funds' past financial statements incorporated by reference in this registration statement.

Transfer Agent.  SS&C GIDS, Inc. (“SS&C GIDS”), 2000 Crown Colony Drive, Quincy, MA  02169, serves as transfer and dividend disbursing agent for each Fund.

Securities Lending Agent.  State Street serves as securities lending agent.  For the fiscal year ended September 30, 2022, State Street provided the following administrative services pursuant to a Securities Lending Authorization Agreement with the Funds listed in the table(s) below, subject to guidelines and restrictions provided by the Funds: (i) entering into loans with approved borrowers; (ii) receiving/holding collateral from borrowers and facilitating the investment/reinvestment of cash collateral; (iii) monitoring daily the market value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms and, when necessary, loan premiums; (v) selecting securities to be loaned; (vi) recordkeeping, account servicing and providing statements; (vii) monitoring dividend/distribution activity and crediting the Fund account when necessary; and (viii) arranging for the return of loaned securities to the Funds at loan termination.  Income and fees accrued from securities lending activities for the fiscal year ended September 30, 2022 are shown in the following table(s).

Calvert Responsible Index Funds17SAI dated February 1, 2023

International Responsible Index Fund	Securities Lending Activities
Gross income from securities lending activities	$133,339
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$17,275
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,402
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$16,118
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$34,795
Net income from securities lending activities	$98,544

US Large-Cap Core Responsible Index Fund	Securities Lending Activities
Gross income from securities lending activities	$235,511
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$30,153
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,675
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$31,183
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$63,011
Net income from securities lending activities	$172,500

Calvert Responsible Index Funds18SAI dated February 1, 2023

US Large-Cap Growth Responsible Index Fund	Securities Lending Activities
Gross income from securities lending activities	$13,068
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,629
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$118
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$1,996
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$3,743
Net income from securities lending activities	$9,325

US Large-Cap Value Responsible Index Fund	Securities Lending Activities
Gross income from securities lending activities	$217,364
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$27,459
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,404
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$30,806
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$59,669
Net income from securities lending activities	$157,695

Calvert Responsible Index Funds19SAI dated February 1, 2023

US Mid-Cap Core Responsible Index Fund	Securities Lending Activities
Gross income from securities lending activities	$83,622
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,387
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$560
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$13,168
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$24,115
Net income from securities lending activities	$59,507

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share is readily accessible on the Calvert funds website (www.calvert.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•Equity securities (including common stock, exchange-traded funds, closed-end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or, if there are no reported sales, at the mean between the bid and asked price on the primary exchange on which they are traded.

•Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

•Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.

•Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•Senior and Junior Loans (as defined in the “Additional Information About Investment Strategies and Risks” section of this SAI) are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty) or, for total return swaps, based on market index data.

•Precious metals are valued at the New York Composite mean quotation.

Calvert Responsible Index Funds20SAI dated February 1, 2023

•Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices are generally based on fair valuation provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued using fair value methods by the investment adviser(s) as the Fund’s ″valuation designee″ pursuant to Rule 2a-5 of the 1940 Act. The investment adviser(s), as valuation designee, is responsible for establishing fair valuation methodologies and making fair value determinations on behalf of the Funds for those portfolio securities for which no readily available market quotations exist (or for which market quotations are not reliable) and for other Fund investments that are not securities. Such fair value methodologies may include consideration of relevant factors, including but not limited to (i) the type of security and the existence of any contractual restrictions on the security’s disposition; (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities; (iii) quotations or relevant information obtained from broker-dealers or other market participants; (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (v) an analysis of the company’s or entity’s financial statements; (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; (vii) any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  For purposes of fair valuation, the portfolio managers of one fund managed by the investment adviser(s) that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another fund managed by the investment adviser(s).  As such, at times the fair value of a Loan determined by certain portfolio managers of the investment adviser(s) may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases.  Fund shares are offered for sale only in states where they are registered.  The U.S. registered Calvert funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland, although may do so to the extent that the Calvert funds may be lawfully offered in a relevant jurisdiction (including at the initiative of the investor).  Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter.  Fund shares are sold at the public offering price, which is the net asset value next computed after receipt of an order plus the initial sales charge, if any.  The Fund receives the net asset value.  The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares.  The sales charge table for Class A shares in the Prospectus is applicable to purchases of Class A shares of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.  The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges.”

Class I Share Purchases. Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares also are offered to investment and institutional clients of Calvert and its affiliates; certain persons affiliated with Calvert and its affiliates; current and retired members of Calvert Fund Boards; employees of Calvert and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Waiver of Investment Minimums. For classes other than Class R6, in addition to waivers described in the Prospectus, minimum investment amounts are waived for individual plan participants in an employer sponsored retirement plan; current and retired members of Calvert Fund Boards; clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers to the Calvert family of funds; and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof).  Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

Calvert Responsible Index Funds21SAI dated February 1, 2023

Suspension of Sales.  The Corporation may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time.  In determining whether any such action should be taken, the Corporation’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions and the volume of sales and redemptions of shares.  The Class A and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions.  The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Corporation reserves the right to redeem accounts with balances of less than $750.  Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase.  No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

As disclosed in the Prospectus, each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, each Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but reserves the right to do so at any time.  The Fund may decline a shareholder’s request to receive redemption proceeds in-kind.  Any redemption in-kind would be made in accordance with policies adopted by each Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser.

Each Fund participates with other funds managed by Eaton Vance and its affiliates, including BMR and CRM, in a $725 million unsecured revolving line of credit  agreement and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions.  See “Additional Information about Investment Strategies and Risks - Borrowing for Temporary Purposes”  herein.

In connection with requests to re-issue uncashed checks representing redemption proceeds, each Fund reserves the right to require the redeeming shareholder to provide Medallion signature guaranteed wire instructions for delivery of redemption proceeds.  Redemption proceeds represented by an uncashed check will not earn interest or other return during such time.

As noted above, each Fund may pay the redemption price of shares of a Fund, either totally or partially, by a distribution in-kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested by a redeeming shareholder, provide the redeeming shareholders with an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash.  Securities distributed in a redemption in-kind would be valued pursuant to a Fund’s valuation procedures and selected by the investment adviser.  If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

Pursuant to its Distribution Agreement with the Trust, the principal underwriter is authorized to repurchase shares offered for redemption to each Fund from time to time and each Fund is authorized to pay to the principal underwriter the purchase price for such repurchased shares, which shall be the net asset value next determined after the repurchase order, subject to any applicable CDSC payable to the principal underwriter.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held.  The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss.  Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the ex-dividend date for each distribution.  Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.  A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares.  The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Calvert Responsible Index Funds22SAI dated February 1, 2023

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions.  The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries.  The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Calvert Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers of Calvert sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to HSAs (Health Savings Accounts) and to employer sponsored retirement plans and trusts used to fund those plans, (3) to officers and employees of a Fund’s custodian and transfer agent  and (4) direct purchases of shares by accounts where no financial intermediary is specified.  Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a  Calvert prototype individual retirement account (“IRA”) from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale.  Any new or revised sales charge or CDSC waiver will be prospective only.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

CDSC Waiver.  CDSCs will be waived in connection with redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions by applying the rate required to be withdrawn under the applicable rules and regulations of the IRS to the balance of shares in your account. CDSCs will also be waived in connection with returning excess contributions made to IRAs.

Statement of Intention.  If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Calvert fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the statement and purchased during the 13-month period will be included toward the completion of the statement.  If you make a statement of intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A statement of intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the statement.

If the amount actually purchased during the 13-month period is less than that indicated in the statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the statement of intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. Shareholders will not receive a lower sales charge if total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the statement. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Calvert Responsible Index Funds23SAI dated February 1, 2023

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of Fund shares owned by the shareholder.  The sales charge on the Fund shares being purchased will then be applied at the rate applicable to the aggregate.  Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus.  For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares automatically convert to Class A shares during the month following the eight year anniversary of the purchase of such Class C shares.  If the financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date.  Such conversion shall be effected on the basis of the relative NAVs per share of the two classes without the imposition of any sales charge, fee or other charge.  For purposes of this conversion, all distributions paid on such Class C shares which the shareholder elects to reinvest in Class C shares will be considered to be held in a separate sub-account. Upon the conversion of Class C shares not acquired through the reinvestment of distributions, a pro rata portion of the Class C shares held in the sub-account will also convert to such Class A shares.  This portion will be determined by the ratio that such Class C shares being converted bears to the total of Class C shares (excluding shares acquired through reinvestment) in the account.

Distribution Plans

The Corporation has in effect a compensation-type Distribution Plan for Class A shares (the “Class A Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.  The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, financial intermediaries and other persons.  The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year.  Class A distribution and service fees are paid monthly in arrears.  For the distribution and service fees paid by Class A shares, see Appendix A.

The Corporation also has in effect a compensation-type Distribution Plan for Class C shares (the “Class C Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Class C Plan, Class C pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares.  Such fees compensate the principal underwriter for the sales commissions paid by it to financial intermediaries on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expense.  The principal underwriter is entitled to receive all distribution fees and CDSCs paid or payable with respect to Class C shares, provided that no such payments will be made that would cause the Class to exceed the maximum sales charge permitted by FINRA Rule 2341(d).

The Class C Plan also authorizes the payment of service fees to the principal underwriter, financial intermediaries and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts.  For Class C, financial intermediaries currently generally receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such intermediaries, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such intermediaries.  During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to financial intermediaries at the time of sale (if applicable).  For the service fees paid, see Appendix B.

The Board believes that the Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders.  The Calvert organization may profit by reason of the operation of a Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to a Plan exceeds the total expenses incurred in distributing Fund shares.  For sales commissions and CDSCs, if applicable, see Appendix A and Appendix B.

Calvert Responsible Index Funds24SAI dated February 1, 2023

A Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Directors of the Corporation who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Directors then in office.  A Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Board member review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  A Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Board.  So long as a Plan is in effect, the selection and nomination of the noninterested Directors shall be committed to the discretion of such Directors.  The Directors, including the Plan Trustees, initially approved the current Plan(s) on September 13, 2017  Any Board member who is an “interested” person of the Corporation has an indirect financial interest in a Plan because his or her employer (or affiliates thereof) receives distribution and/or service fees under the Plan or agreements related thereto.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See the Funds' Prospectus for information on disclosure made in filings with the SEC and/or posted on the Calvert website (www.calvert.com) and disclosure of certain portfolio characteristics.  Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

•Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser (including portfolio managers), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus;  2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings), analytical service providers engaged by the investment adviser (SS&C Advent, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Services Inc.), pricing services (Refinitiv Evaluated Pricing Service, WM/Reuters Information Services and Non-Deliverable Forward Rates Service, IHS Markit, FT Interactive Data Corp., Securities Evaluations, Inc., SuperDerivatives and StatPro.), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (Citibank, N.A. and its affiliates), consultants and other product evaluators (Morgan Stanley Smith Barney LLC), other service providers (Morgan Stanley Investment Management), engagement consultants (Hermes Equity Ownership Services Limited) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers).  These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged.  If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter.  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board.  In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment. Also, in connection with a redemption in-kind, the redeeming shareholders may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

•Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a

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period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the CCO of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting each Fund and its shareholders.  As used below, “the Fund” refers to each Fund listed on the cover of this SAI, except as otherwise noted.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as individual retirement accounts and employer sponsored retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Corporation, is treated as a separate entity for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax.  Based on advice of counsel, the Fund generally will not recognize gain or loss on its distribution of appreciated securities in shareholder-initiated redemptions of its shares.  If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent taxable year.

The Fund also seeks to avoid the imposition of a federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year (or November 30 or December 31, if the Fund makes the election referred to above), after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC, the Fund should not be liable for any applicable state income, corporate, excise, or franchise tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to the shareholder as dividend income. However, such distributions may be eligible (i) to be treated

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as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its net capital losses (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund.  References below to “the Fund” are to any Fund that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations. Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount on the obligations attributable to original issue discount) is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017 (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale,

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straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All “section 1256 contracts” held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in “section 1256 contracts” closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.  Unless an election is made, net section 1256 gain or loss on forward currency contracts will be treated as ordinary income or loss.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received by the Fund is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract”, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on

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such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level, shareholder level and, if applicable, Portfolio level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund or Portfolio, if applicable, must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax credit or deduction with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in PFICs could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.   Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a qualified publicly traded partnership will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership interest directly.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of net gains from investments held for more than one year and that are properly reported by the Fund as capital gain dividends are generally taxable as long-term capital gains. The IRS and the Department of Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.  A shareholder’s tax basis cannot go below zero and any return of capital in excess of a shareholder’s tax basis will be treated as capital gain.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of distributions annually to facilitate shareholder tax reporting.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at regular corporate tax rates.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the federal AMT for non-corporate and for state and local purposes.  Fund shareholders are required to report tax-exempt interest on their federal income tax returns.

Exempt-interest dividends received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. If a shareholder receives exempt-interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of exempt-interest dividends from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Qualified Dividend Income.  “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.  In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends-Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days

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before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute income taxable as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, employer sponsored retirement plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from certain tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sale, Redemption or Exchange of Fund Shares.  Generally, upon the sale, redemption or (if permitted) exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any Fund distributions of capital gain dividends with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the date of sale or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.   See the prospectus for information regarding any permitted exchange of Fund shares.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving

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effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends, short-term capital gain dividends, interest-related dividends, exempt-interest dividends and amounts retained by the Fund that are reported as undistributed capital gains.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or substitute Form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% (or lower applicable treaty rate) withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares at any time during the one year period ending on the date of the redemption.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted basis to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Compliance with FATCA.  A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items, including those paid by the Fund, paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  If a payment

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by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g.,  dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income).  The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Funds pays.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Non-U.S. shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of Form 8886.  Under Treasury Regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Tax Treatment of Variable Annuity/Variable Life Insurance Funding Vehicles.  Special rules apply to insurance company separate accounts and the Funds (the “Variable Funds”) in which such insurance company separate accounts invest. For federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a RIC in which it owns shares (the “Underlying Fund”) if, among other requirements, (1) all the shares of the Underlying Fund are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single Underlying Fund without being considered nondiversified, provided that the Underlying Fund meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Underlying Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a RIC, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other RICs, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a RIC under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In

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the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation.  The taxation of the Fund and shareholders may be adversely affected by future legislation, Treasury Regulations, IRS revenue procedures and/or guidance issued by the IRS.

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PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, or other financial intermediary (each an “intermediary”), are made by the investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more intermediaries.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any.  In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for each Fund and is otherwise in compliance with applicable law.  The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Calvert funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, the investment adviser became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, the investment adviser is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit the investment adviser’s ability to place portfolio transactions on behalf of each Fund at the desired time or price. Any transaction the investment adviser enters into with a Morgan Stanley-affiliated intermediary on behalf of each Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in each Fund’s investment advisory agreement; will be subject to the investment adviser’s duty to seek best execution; and, will comply with any applicable policies and procedures of the investment adviser, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, each Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, each Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, each Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley. Since March 1, 2021, each Fund did not effect any principal transactions with any broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions.  Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.  Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers.  Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread.  Fixed-income transactions may also be transacted directly with the issuer of the obligations.  In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.  Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Calvert Responsible Index Funds36SAI dated February 1, 2023

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Following its withdrawal from the EU, the United Kingdom adopted many of the provisions of MiFID II, and investment managers in the United Kingdom are required to comply with certain MiFID II equivalent requirements in accordance with rules and guidance issued by the Financial Conduct Authority.

Calvert Responsible Index Funds37SAI dated February 1, 2023

Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are subject to MiFID II or equivalent requirements under the law of the United Kingdom, such as Morgan Stanley Investment Management Limited and Eaton Vance Advisers International Ltd (collectively, the “Affiliated Advisers”); accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that are able to participate in CCAs, and the Affiliated Adviser will pay for research services received with respect to MiFID II client accounts from its own resources.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Securities considered as investments for each Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates.  Whenever decisions are made to buy or sell securities by each Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where each Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2022, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.  The Fund did not pay any brokerage commissions to affiliated brokers during the past three fiscal years.

	Brokerage Commissions Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
	2022	2021	2020	2022	2022
International Responsible Index Fund	$213,272	$215,669	$84,587	$332,846,261	$176,651
US Large-Cap Core Responsible Index Fund	$75,125	$93,094	$87,098	$1,107,723,121	$63,112
US Large-Cap Growth Responsible Index Fund	$18,684	$12,224	$11,590	$260,869,510	$17,352
US Large-Cap Value Responsible Index Fund	$137,770	$126,789	$83,200	$1,370,189,824	$122,737
US Mid-Cap Core Responsible Index Fund	$31,616	$31,975	$12,009	$254,195,605	$28,861

Calvert Responsible Index Funds38SAI dated February 1, 2023

During the fiscal year ended September 30, 2022, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, and the value of such securities as of each Fund’s fiscal year end was as follows:

Fund	Broker/Dealer	Amount
International Responsible Index Fund	Toronto-Dominion Bank	$4,819,353
	HSBC	$4,394,946
	Macquarie Group	$1,998,812
	UBS	$1,754,404
	Prudential	$1,329,709
	Daiwa Securities Group	$246,484
US Large-Cap Core Responsible Index Fund	Charles Schwab Corp.	$16,242,045
	Bank of New York Mellon Corp. (The)	$4,451,487
	Ameriprise	$4,215,879
	Jefferies Financial Group	$881,460
	SEI Investments Co.	$724,370
US Large-Cap Growth Responsible Index Fund	Charles Schwab Corp.	$1,053,542
	LPL Financial Holdings, Inc.	$321,821
	Raymond James	$29,053
US Large-Cap Value Responsible Index Fund	Bank of America Corp.	$32,430,421
	Charles Schwab Corp.	$10,214,667
	Bank of New York Mellon Corp. (The)	$6,750,245
	Ameriprise	$5,987,340
	Raymond James	$4,498,978
	Jefferies Financial Group	$1,670,084
	Virtu Financial	$669,396
US Mid-Cap Core Responsible Index Fund	Bank of New York Mellon Corp. (The)	$1,534,483
	Raymond James	$931,477
	Jefferies Financial Group	$308,216

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the (‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they

Calvert Responsible Index Funds39SAI dated February 1, 2023

may not be. Conflicts of interest not described below may also exist. The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.

The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds.  In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.  Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be

Calvert Responsible Index Funds40SAI dated February 1, 2023

permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Calvert fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments.  Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio

Calvert Responsible Index Funds41SAI dated February 1, 2023

companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client.  These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund.  At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies.  These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts.  In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for each Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the ”Investment Departments“).

Calvert Responsible Index Funds42SAI dated February 1, 2023

Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Calvert funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Calvert funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in

Calvert Responsible Index Funds43SAI dated February 1, 2023

derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited. Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Calvert Responsible Index Funds44SAI dated February 1, 2023

The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Calvert funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest.

Calvert Responsible Index Funds45SAI dated February 1, 2023

The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts.  All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI.  A copy of each annual report accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

The Corporation(s) incorporates by reference the audited financial information and the reports of the independent registered public accounting firm for the Funds and the Portfolios listed below for the fiscal year ended September 30, 2022, as previously filed electronically with the SEC on November 28, 2022:

International Responsible Index Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
(Accession No. 0001193125-22-293308)

Calvert Responsible Index Funds46SAI dated February 1, 2023

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of ABS that are backed solely by a pool of other debt securities.  CDOs and CLOs are typically issued in various classes with varying priorities.  The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests.  In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. The Fund's investment in CDOs and CLOs may decrease in market value if they experience loan defaults or credit impairment, the disappearance of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class. The liquidity of ABS (particularly below investment grade ABS) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Calvert Responsible Index Funds47SAI dated February 1, 2023

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain when or whether there will be a revival of investor interest in purchasing securities sold through auctions. There may be limited or no active secondary markets for many auction rate securities. Auction rate securities that do trade in a secondary market may trade at a significant discount from their liquidation preference. There have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act.

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Calvert Responsible Index Funds48SAI dated February 1, 2023

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions).  The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement.  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Credit arrangements are subject to annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time.  Borrowings involve additional expense to the Fund.

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds); or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Call and Put Features on Securities

Issuers of securities may reserve the right to call (redeem) the securities. If an issuer redeems a security with a call right during a time of declining interest rates, the holder of the security may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some securities may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate securities may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances a security’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the security would be subject to the longer maturity of the security, which could experience substantially more volatility.  Securities with a “put” or “demand” feature are more defensive than conventional long term securities (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term securities, because they can be retained if interest rates decline.

Calvert Responsible Index Funds49SAI dated February 1, 2023

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.  A Fund’s ability to invest in commodity-related investments may be limited by the Code.

Calvert Responsible Index Funds50SAI dated February 1, 2023

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Calvert Responsible Index Funds51SAI dated February 1, 2023

Contingent Convertible Securities

Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business.  CoCos may be subject to redemption at the option of the issuer at a predetermined price.  See also “Hybrid Securities.”

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower interest or dividend yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption or conversion at the option of the issuer after a particular date and under certain circumstances (including at a specified price) established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more equity-like.  This is particularly true of convertible securities issued by companies in the financial services sector.  See “Contingent Convertible Securities.”

Calvert Responsible Index Funds52SAI dated February 1, 2023

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Calvert Responsible Index Funds53SAI dated February 1, 2023

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the reference instrument (in this case a debt obligation) upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the reference instrument. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Credit Spread Trades

A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Cybersecurity Risk

With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites or via “ransomware” that renders the systems inoperable until appropriate actions are taken. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

Calvert Responsible Index Funds54SAI dated February 1, 2023

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market and tax risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Calvert Responsible Index Funds55SAI dated February 1, 2023

The regulation of derivatives has undergone substantial change in recent years. In particular, although many of the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) have yet to be fully implemented or are subject to phase-in periods, it is possible that upon implementation these provisions, or any future regulatory or legislative activity, could limit or restrict the ability of a Fund to use derivative instruments, including futures, options on futures and swap agreements as a part of its investment strategy, increase the costs of using these instruments or make them less effective. The CFTC and various exchanges have imposed (and continue to evaluate and monitor) limits on the number of speculative positions that any person, or group of persons acting in concert, may hold or control in certain futures and options on futures contracts. Additionally, starting January 1, 2023, federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the investment adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the investment adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.

The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Derivative-Linked and Commodity-Linked Hybrid Instruments

A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Calvert Responsible Index Funds56SAI dated February 1, 2023

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Calvert Responsible Index Funds57SAI dated February 1, 2023

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) governmental actions or  policies that may limit investment opportunities, such as restrictions on investment in, or required divestment of, certain issuers or industries; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Governmental actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Calvert Responsible Index Funds58SAI dated February 1, 2023

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Additionally, there may be difficulties in obtaining and/or enforcing legal judgements against non-U.S. companies and non-U.S. persons, including company directors or officers, in foreign jurisdictions. Shareholders of emerging market issuers often have limited rights and few practical remedies in jurisdictions located in emerging markets. In addition, due to jurisdictional limitations, U.S. authorities (e.g., the SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Such risks vary from jurisdiction to jurisdiction and company to company.

Calvert Responsible Index Funds59SAI dated February 1, 2023

Investments in China may involve a high risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Increasing trade tensions, particularly regarding trading arrangements between the U.S. and China, may result in additional tariffs or other actions that could have an adverse impact on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies or industries considered important to national interests, restrictions on monetary repatriation, intervention in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling, or other adverse government actions. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain western European countries. For example, there is less regulatory oversight of financial reporting by companies domiciled in China than for companies in the United States.

To the extent the Fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by a VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.

VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including the Fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available. In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of the Fund to invest in such securities and may increase the expenses of the Fund if it is required to seek alternative markets in which to invest in such securities.

The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.

Calvert Responsible Index Funds60SAI dated February 1, 2023

Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually an SPV incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Sukuk are designed to comply with Islamic religious law, commonly known as Sharia and, accordingly, do not pay interest. Instead, Sukuk securities represent a contractual obligation of the issuer or issuing vehicle to make periodic distributions (such as income or other periodic payments) to the investor on pre-defined distribution dates and to return capital on a specified date, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk.  Sukuk may be linked to income streams relating to tangible assets, but even in respect of such Sukuk, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets.

In the event of a default or the insolvency of the issuer, the resolution process can be expected to take longer than for conventional bonds. Sukuk remain relatively new instruments, and evolving interpretations of Islamic law by courts, regulators and prominent scholars may affect liquidity, prices, free transferability and the ability and willingness of issuers of Sukuk to make payments in ways that cannot now be foreseen. In addition, issuers have, in the past, challenged the Islamic compliance of certificates. If any such or analogous events should occur, the Fund may be required to hold its Sukuk for longer than intended, even if their value or other condition is deteriorating.  In such circumstances, the Fund may not be able to achieve expected returns on its investment in Sukuk or any returns at all.

Issuers of Sukuk may include SPVs established by corporations and financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts, forward-sale commodity contracts and machinery and equipment. Although the Sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for the Fund to make an investment in or dispose of Sukuk at the desired time. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. Furthermore, the global Sukuk market is significantly smaller than conventional bond markets, which may impact liquidity and the ability for the Fund to sell Sukuk at a desired time.

The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment) sooner than otherwise anticipated. As a result, the Fund may incur taxable gains or investment losses, as well as costs associated with such transaction.

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes (see “Preferred Stock” and “Hybrid Securities”).  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.

Equity-Linked Securities

See also “Derivative Instruments and Related Risks” and “Participation Notes” herein.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds”, “event-linked swaps” or other “event-linked instruments”.  Event-linked instruments are obligations for which the return of capital and dividend/interest payments are contingent on, or formulaically related to, the non-occurrence of a pre-defined “trigger” event. For some event-linked instruments, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.

Calvert Responsible Index Funds61SAI dated February 1, 2023

Some event-linked instruments are referred to as “catastrophe bonds.” Catastrophe bonds entitle a Fund to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. If a trigger event occurs, the Fund may lose a portion of its entire principal invested in the bond.

Event-linked instruments may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, event-linked instruments are issued by off-shore entities and may be non-dollar denominated.  As a result, the Fund may be subject to currency risk.

Often, event-linked instruments provide for extensions of maturity that are mandatory or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase the instrument’s volatility and potentially make it more difficult to value.  In addition, pricing of event-linked instruments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  If a trigger event occurs, the Fund may lose all or a portion of its investment in an event-linked instrument or the notional amount of an event-linked swap. Such losses may be substantial.  Event-linked instruments carry large uncertainties and major risk exposures to adverse conditions.  In addition to the specified trigger events, event-linked instruments also may expose the Fund to issuer, credit, counterparty, restricted securities, liquidity, and valuation risks as well as exposures to specific geographic areas, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked instruments are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) and are subject to the risk that the Fund may lose some or all of its investment in such instruments if the particular trigger occurs.  Event-linked instruments may be rated by a nationally recognized statistical rating agency, but are often unrated. Frequently, the issuer of an event-linked instrument will use an independent risk model to calculate the probability and economic consequences of a trigger event.

The Fund may invest in event-linked instruments in one or more of three ways: may purchase event-linked instruments when initially offered; may purchase event-linked instruments in the secondary, over-the-counter market; or may gain indirect exposure to event-linked instruments using derivatives. As the market for event-linked instruments evolves, the Fund may invest in new types of event-linked instruments.  However, there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked instruments typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not always listed on any national securities exchange. The amount of public information available with respect to event-linked instruments is generally less extensive than that which is available for issuers of registered or exchange listed instruments. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked instruments.

Calvert Responsible Index Funds62SAI dated February 1, 2023

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to a Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV and/or being more volatile than an ETF’s underlying securities.

A Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

Calvert Responsible Index Funds63SAI dated February 1, 2023

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, credit quality, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions (see “Preferred Stock” and “Hybrid Securities”).

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators responded to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash. As the U.S. Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to its quantitative easing program, and as the Federal Reserve raises the federal funds rate, interest rates have been rising, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Fund’s investments, and the Fund’s net asset value to decline, potentially suddenly and significantly, which may negatively impact the Fund’s performance.

Calvert Responsible Index Funds64SAI dated February 1, 2023

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations. In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Calvert Responsible Index Funds65SAI dated February 1, 2023

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.

The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Calvert Responsible Index Funds66SAI dated February 1, 2023

Unless otherwise provided in the Prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period, during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.  Moreover, the uncertainty about the ramifications of Brexit may cause significant volatility and/or declines in the value of the Euro and the British pound.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. Brexit may create additional substantial economic stresses for the UK, including price volatility in UK stocks, capital outflows, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These consequences may be exacerbated by the COVID-19 pandemic.  Political events, including nationalist unrest in Europe, uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU (or the euro) itself, also may cause market disruptions.  If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the U.S. dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Calvert Responsible Index Funds67SAI dated February 1, 2023

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Futures contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

Calvert Responsible Index Funds68SAI dated February 1, 2023

High Social Impact Investments

High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and the Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in the Prospectus. High Social Impact Investments by the Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (as discussed below).

Pursuant to an exemptive order issued by the SEC, the Fund may invest in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (“CIC”) as part of the Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from one to 15 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board and an independent director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Calvert Responsible Index Funds69SAI dated February 1, 2023

Hybrid Securities

Hybrid securities generally possess certain characteristics of both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities.  The investment adviser has sole discretion to determine whether an investment has hybrid characteristics and generally will consider the instrument’s preference over the issuer’s common shares, the term of the instrument at the time of issuance and/or the tax character of the instrument’s distributions.  Debt instruments with a preference over common shares and a perpetual term or a term at issuance of thirty years or more generally are considered by the investment adviser to be hybrid securities. Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.  Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.  Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.  See also “Preferred Stock,” “Convertible Securities” and “Contingent Convertible Securities.”

Illiquid Investments

Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.  Such illiquid investments may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing fair value until such time as the investments may be sold publicly. It also may be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid investments, including all or a portion of the cost to register the investments.  The Fund also may acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such investments at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the investment adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held.  It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  See also “Restricted Securities.”

Index Tracking

The Fund’s portfolio will be invested in a manner intended to track the Index as discussed in the Prospectus. To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size so that the tracking error induced by such investments would be limited.

Calvert Responsible Index Funds70SAI dated February 1, 2023

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Junior Loans

Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described below) of the same borrower.  Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation.  Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” below). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Calvert Responsible Index Funds71SAI dated February 1, 2023

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

For additional disclosure relating to investing in loans (including Junior Loans), see “Loans” below.
LIBOR Transition and Associated Risk

The London Interbank Offered Rate (‘LIBOR“) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association.  It historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. In July 2017, the Financial Conduct Authority (the ”FCA“), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

On September 29, 2021 the FCA announced that it will compel the ICE Benchmark Administration Limited (the “IBA”) to publish a subset of non-U.S. LIBOR maturities after December 31, 2021 using a “synthetic” methodology that is not based on panel bank contributions and has indicated that it may also require IBA to publish a subset of U.S. LIBOR maturities after June 30, 2023, using a similar synthetic methodology. However, these synthetic publications are expected to be published for a limited period of time and would be considered non-representative of the underlying market.

Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR.  The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary or other borrowing for the Fund (if applicable), or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Various financial industry groups are planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Calvert Responsible Index Funds72SAI dated February 1, 2023

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts in not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

Loans

Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Calvert Responsible Index Funds73SAI dated February 1, 2023

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.  The base lending rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR beginning at the end of 2021.  The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023.  Although the transition process away from LIBOR has become increasingly well-defined, the impact on financial instruments that utilize LIBOR remains uncertain.  See “LIBOR Transition and Associated Risk” herein.

Calvert Responsible Index Funds74SAI dated February 1, 2023

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

For additional disclosures relating to Junior and Senior Loans, see “Junior Loans” and “Senior Loans” herein.
Lower Rated Investments

Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk.  Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated investments.  Fluctuations in value do not affect the cash income from lower rated investments, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments may be less liquid than the market for higher grade investments and may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in lower rated investments.

Calvert Responsible Index Funds75SAI dated February 1, 2023

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not.

Money Market Instruments

Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit or time deposits and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit or time deposits are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to federal income, state income and/or other taxes.  Instead of investing in money market instruments directly, the Fund may invest in an affiliated or unaffiliated money market fund. A low or negative interest rate environment could, and a prolonged low or negative interest rate environment is likely to, result in negative rates on investments in money market funds and similar cash management products. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.

Calvert Responsible Index Funds76SAI dated February 1, 2023

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes, and the effects of prepayments on mortgage cash flows and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored enterprise, the market price for such securities is not guaranteed and will fluctuate.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently four types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (3) those issued by the U.S. Government or one of its agencies or instrumentalities without a government guarantee, such as credit risk transfer bonds; and (4) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators or and investors in mortgage loans, including depositary institutions mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

Calvert Responsible Index Funds77SAI dated February 1, 2023

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS are less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS are purchased at a premium above their par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS have been purchased at a discount from their par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. Cash proceeds may be invested in instruments that are permissible investments for the Fund.  The use of mortgage dollar rolls is a speculative technique involving leverage.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or permissible liquid assets earmarked or in a segregated account to secure the obligation for the forward commitment to buy MBS, or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Municipal Lease Obligations (“MLOs”)

An MLO is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid investments.

Calvert Responsible Index Funds78SAI dated February 1, 2023

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its rights, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Calvert Responsible Index Funds79SAI dated February 1, 2023

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Calvert Responsible Index Funds80SAI dated February 1, 2023

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Calvert Responsible Index Funds81SAI dated February 1, 2023

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The Commonwealth of Puerto Rico and its related issuers have faced and are currently experiencing financial difficulties, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating agencies have downgraded a number of securities issued in Puerto Rico to below investment-grade, and Puerto Rico has previously missed payments on its general obligation debt.   As a result of Puerto Rico’s fiscal challenges, it entered into a process analogous to a bankruptcy proceeding in U.S. courts.  Recently, Puerto Rico received court approval to be released from bankruptcy through a large restructuring of its U.S. municipal debt.  The restructuring was recommended by an oversight board, an unelected body that shares power with elected officials, that is federally mandated to oversee Puerto Rico's finances. Pursuant to federal law, the oversight board will remain intact and can only disband after Puerto Rico experiences four consecutive years of balanced budgets.  Further legislation by the U.S. Congress, or actions by the oversight board established by Puerto Rico Oversight, Management, and Economic Stability Act, among other factors, could have a negative impact on the marketability, liquidity, or value of certain investments held by the Fund and could reduce the Fund’s performance.

In addition, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding the Commonwealth’s economic base and creating additional further uncertainty regarding its ability to meet its future repayment obligations. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

Calvert Responsible Index Funds82SAI dated February 1, 2023

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Schedule of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Operational Risk

The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. Disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Calvert Responsible Index Funds83SAI dated February 1, 2023

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to counterparty risk.  The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.  OTC options also involve greater liquidity risk.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Calvert Responsible Index Funds84SAI dated February 1, 2023

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares (or, if applicable Class A shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit. From time to time ReFlow may pledge fund shares as collateral in connection with its borrowings from third-party lenders.

Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-Notes”). For instance, the Fund may purchase P-Notes to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities.  P-Notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-Notes involve transaction costs.

An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-Note may perform differently from its underlying security. While the holder of a P-Note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-Notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes.  If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. Additionally, issuers of P-Notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes may be considered illiquid.

Calvert Responsible Index Funds85SAI dated February 1, 2023

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act, and the rules, regulations and interpretations thereunder. Closed-end investment company securities are usually traded on an exchange.  The demand for a closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the Prospectus.

Preferred Stock

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders.  However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock.  See “Convertible Securities” and “Contingent Convertible Securities.”  Preferred stock may be subject to redemption at the option of the issuer at a predetermined price.  In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

Real Estate Investments

Real estate investments, including real estate investment trusts (“REITs”), are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

Calvert Responsible Index Funds86SAI dated February 1, 2023

Private REITs are unlisted, which may make them difficult to value and less liquid.  Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs.  Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs are also subject to credit, market, liquidity and interest rate risks.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends.  Proposed regulations on which the Fund may rely allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.  See “Taxes” for additional information.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. The Fund bears the risk of a counterparty's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails additional risks, which include the risk that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. Unless the Prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities (a “Tender Option Bond trust” or “TOB trust”). The interest rate payable on a residual interest bond (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index) bears an inverse relationship to the interest rate on another security issued by the TOB trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Calvert Responsible Index Funds87SAI dated February 1, 2023

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the TOB trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as such programs were commonly structured prior to the effective date of the Volcker Rule and (ii) continuing relationships with or services for existing residual interest bond programs. In response to the Volcker Rule, industry participants developed alternative structures for residual interest bond programs in which service providers may be engaged to assist with establishing, structuring and sponsoring the programs. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding the residual interests. In addition, the Fund, rather than a bank entity, may act as the sponsor of the TOB trust and undertake certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, sponsoring a TOB trust may give rise to certain additional risks, including compliance, securities law and operational risks.

Restricted Securities

Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.  See also “Illiquid Investments.”

Calvert Responsible Index Funds88SAI dated February 1, 2023

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Rights and Warrants

See also “Derivative Instruments and Related Risks” herein.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.    The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable $1.00 net asset value per share.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser will use its reasonable efforts to instruct the securities lending agent to terminate loans and recall securities with voting rights in accordance with the investment adviser’s proxy voting policy and procedures so that the securities may be voted in accordance with such policies and procedures.  See “Taxes” for information on the tax treatment of payments in lieu of dividends received pursuant to securities lending arrangements.

Calvert Responsible Index Funds89SAI dated February 1, 2023

Senior Loans

Senior Loans are loans that are senior in repayment priority to other debt of the borrower.  Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.  Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons (as defined below), similar risks may arise.

Calvert Responsible Index Funds90SAI dated February 1, 2023

Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.  See “Potential Conflicts of Interest.”

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

The Fund will generally acquire participations only if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized statistical ratings organization) or determined by the investment adviser to be of comparable quality.

For additional disclosure relating to investing in loans (including Senior Loans), see “Loans” above.

Calvert Responsible Index Funds91SAI dated February 1, 2023

Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short.  A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Significant Exposure to the Banking Industry

Because the Fund may invest a significant portion of its assets in the banking industry, the value of Fund shares may be affected by events that adversely affect that industry and may fluctuate more than that of a fund that invests more broadly. Companies in the banking industry are subject to extensive government regulation which may limit the products they can offer and the fees they can charge.  Banks depend on the availability and cost of capital funds, and may be significantly affected by changes in interest rates.  Companies in the banking industry are also subject to price competition and may be adversely impacted by the rate of corporate and consumer debt defaults.

Significant Exposure to Global Energy Solutions Companies

Sustainable energy solutions include, but are not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Significant investments in sustainable energy solutions companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Calvert Responsible Index Funds92SAI dated February 1, 2023

Significant Exposure to Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange, may be more difficult and may take longer to liquidate at fair value than would be the case for the publicly traded securities of a large company.

Significant Exposure to Technology Companies

Technology related companies include, among others, internet, software, hardware, semiconductor, and IT services companies.  Significant investments in technology companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  The value of securities of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition. Securities of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Significant Exposure to Water Companies

Water companies include: water treatment, engineering, filtration, environmental controls, water-related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s significant investment in water companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  Water companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions.  Water companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Special Equities Investments

Special Equities investments allow a Fund to promote responsible investment goals through privately placed investments.  The Fund is generally not expected to make additional investments in Special Equities Investments.  As stated in the Prospectus, the Board of the Fund or a committee thereof selected Special Equities investments for each Calvert fund that currently holds Special Equities investments and makes decisions related thereto.

Special Equities investments, while comprising a small percentage of any participating Fund’s assets, involve relatively high risks. These include foreign securities, below-investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. Special Equities investments may also include unsecured debt which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.  Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser.

Calvert Responsible Index Funds93SAI dated February 1, 2023

Stripped Securities

Stripped Securities (“Strips”) may be issued by the U.S. Government, its agencies or instrumentalities, and may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities.  Strips are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Strips are particularly sensitive to changes in interest rates, which may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets.  Some structures may have a class that receives only interest from the underlying assets, an interest-only (“IO”) class, while another class may receive only principal, a principal-only (“PO”) class.  IO and PO Strips may be purchased for their return and/or hedging characteristics.  Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated. While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have an adverse effect on the Fund’s performance.  In addition, the secondary market for Strips may be less liquid than that for other securities.  Certain Strips may also present certain operational and/or valuation risks.

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Calvert Responsible Index Funds94SAI dated February 1, 2023

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.  To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain criteria. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference instrument has declined.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act, which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps are subject to regulatory collateral requirements that may adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments may cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of this legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Calvert Responsible Index Funds95SAI dated February 1, 2023

Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank Act or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the swaps markets.  Global prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts, terms that delay or restrict the rights of counterparties (such as the Fund) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Fund’s counterparties located in those jurisdictions. It is possible that these requirements, as well as potential additional related government regulation, could adversely affect the Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500®. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Calvert Responsible Index Funds96SAI dated February 1, 2023

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Commodity Index-Linked Swaps. Commodity index-linked swap agreements involve the exchange by the Fund with another party of payments dependent upon the price of the underlying commodity index.  Commodity index-linked swaps may be used to obtain exposure to a particular commodity or commodity index without owning or taking physical custody of such commodity.

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Calvert Responsible Index Funds97SAI dated February 1, 2023

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. The U.S. Government generally is not obligated to provide support to its instrumentalities and interest rate changes, prepayments and other factors may affect the value of U.S. Government securities.  The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Calvert Responsible Index Funds98SAI dated February 1, 2023

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities may be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Variable Rate Instruments

Variable rate instruments provide for adjustments in the interest or dividend rate payable on the instrument at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate instruments normally provide that the holder can demand payment of the instrument on short notice at par with accrued interest.  These instruments may be secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund may use these instruments as cash equivalents pending longer term investment of its funds.  The rate adjustment features may limit the extent to which the market value of the instruments will fluctuate.

Venture Capital Limited Partnerships

A Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a RIC under Subchapter M of the Code. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Calvert Responsible Index Funds99SAI dated February 1, 2023

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond.  PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.  If the issuer of a PIK security defaults, the Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate.  Generally, the deferral of PIK interest increases the loan to value ratio.

Calvert Responsible Index Funds100SAI dated February 1, 2023

APPENDIX A

Class A Fees and Ownership

Sales Charges and Distribution and Service Fees.  For the fiscal year ended September 30, 2022, the following table shows (1) total sales charges paid by Class A, (2) sales charges paid to financial intermediaries, (3) sales charges paid to the principal underwriter, (4) approximate CDSC payments to the principal underwriter, (5) total distribution and service fees paid by Class A, and (6) distribution and service fees paid to financial intermediaries.  Distribution and service fees that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Total Sales Charges Paid	Sales Charges to Financial Intermediaries	Sales Charges to Principal Underwriter	CDSC Paid to Principal Underwriter	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries
International Responsible Index Fund	$67,550	$54,767	$12,783	$0	$115,764	$116,972
US Large-Cap Core Responsible Index Fund	$613,446	$498,611	$114,835	$847	$1,734,629	$1,740,186
US Large-Cap Growth Responsible Index Fund	$117,212	$94,790	$22,422	$0*	$135,478	$136,058
US Large-Cap Value Responsible Index Fund	$300,831	$238,673	$62,158	$480	$245,413	$247,581
US Mid-Cap Core Responsible Index Fund	$57,726	$46,976	$10,750	$0	$138,866	$139,732
*Less than $100

For the fiscal years ended September 30, 2021 and September 30, 2020, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to financial intermediaries.

Fund	September 30, 2021 Total Sales Charges Paid	September 30, 2021 Sales Charges to Principal Underwriter	September 30, 2020 Total Sales Charges Paid	September 30, 2020 Sales Charges to Principal Underwriter
International Responsible Index Fund	$38,794	$7,495	$10,989	$5,019
US Large-Cap Core Responsible Index Fund	$832,009	$154,067	$168,916	$103,042
US Large-Cap Growth Responsible Index Fund	$168,383	$32,438	$35,373	$16,865
US Large-Cap Value Responsible Index Fund	$327,532	$65,417	$38,130	$20,147
US Mid-Cap Core Responsible Index Fund	$67,578	$12,658	$15,473	$6,452

Control Persons and Principal Holders of Securities.  At January 1, 2023, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

International Responsible Index Fund	MMATCO LLP	Goshen, IN	28.87%
	Charles Schwab & Co., Inc.	San Francisco, CA	27.15%
	Pershing, LLC	Jersey City, NJ	6.53%
	Mennonite Foundation	Goshen, IN	5.55%
US Large-Cap Core Responsible Index Fund	Edward D. Jones & Co.	St. Louis, MO	11.53%
	Charles Schwab & Co., Inc.	San Francisco, CA	9.40%
	TD Ameritrade, Inc.	Omaha, NE	6.43%

Calvert Responsible Index Funds101SAI dated February 1, 2023

US Large-Cap Growth Responsible Index Fund	Charles Schwab & Co., Inc.	San Francisco, CA	20.73%
	Edward D. Jones & Co.	St. Louis, MO	14.51%
	MMATCO LLP	Goshen, IN	14.32%
	LPL Financial	San Diego, CA	6.02%
	Pershing, LLC	Jersey City, NJ	5.85%
US Large-Cap Value Responsible Index Fund	Edward D. Jones & Co.	St. Louis, MO	29.76%
	Charles Schwab & Co., Inc.	San Francisco, CA	23.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.57%
US Mid-Cap Core Responsible Index Fund	Charles Schwab & Co., Inc.	San Francisco, CA	20.36%
	MMATCO LLP	Goshen, IN	8.46%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of each Fund as of such date.

Calvert Responsible Index Funds102SAI dated February 1, 2023

APPENDIX B

Class C Fees and Ownership

Distribution and Service Fees.  For the fiscal year ended September 30, 2022, the following table shows (1) distribution fees paid to the principal underwriter under the Distribution Plan, (2) distribution fees paid by the principal underwriter to financial intermediaries on sales of Class C shares, (3) approximate CDSC payments to the principal underwriter, (4) service fees paid under the Distribution Plan, and (5) service fees paid to financial intermediaries.  The distribution fees and service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Distribution Fees Paid to Principal Underwriter	Distribution Fees Paid by Principal Underwriter to Financial Intermediaries	CDSC Paid to Principal Underwriter	Service Fees	Service Fees Paid to Financial Intermediaries
US Large-Cap Core Responsible Index Fund	$608,729	$472,667	$9,814	$202,909	$158,855

Control Persons and Principal Holders of Securities.  At January 1, 2023, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

US Large-Cap Core Responsible Index Fund	Wells Fargo Clearing Services LLC	St. Louis, MO	15.53%
	LPL Financial	San Diego, CA	11.70%
	American Enterprise Investment Services	Minneapolis, MN	10.29%
	Morgan Stanley Smith Barney LLC	New York, NY	9.10%
	Pershing LLC	Jersey City, NJ	7.99%
	Raymond James	St. Petersburg, FL	6.30%
	JP Morgan Securities LLC	Brooklyn, NY	5.10%

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of each Fund as of such date.

Calvert Responsible Index Funds103SAI dated February 1, 2023

APPENDIX C

Class I Ownership

Control Persons and Principal Holders of Securities.  At January 1, 2023, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

International Responsible Index Fund	National Financial Services Corp.	Jersey City, NJ	36.04%
	Charles Schwab & Co., Inc.	San Francisco, CA	22.29%
	TD Ameritrade Inc.	Omaha, NE	9.24%
	Capinco	Milwaukee, WI	8.26%
	Pershing LLC	Jersey City, NJ	6.99%
US Large-Cap Core Responsible Index Fund	National Financial Services Corp.	Jersey City, NJ	25.90%
	Charles Schwab & Co., Inc.	San Francisco, CA	17.45%
	Pershing LLC	Jersey City, NJ	9.39%
	American Enterprise Investment Services	Minneapolis, MN	6.90%
	Raymond James	St. Petersburg, FL	5.17%
US Large-Cap Growth Responsible Index Fund	National Financial Services Corp.	Jersey City, NJ	51.03%
	Charles Schwab & Co., Inc.	San Francisco, CA	22.57%
	LPL Financial	San Diego, CA	9.27%
US Large-Cap Value Responsible Index Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	22.89%
	American Enterprise Investment Services	Minneapolis, MN	21.31%
	National Financial Services Corp.	Jersey City, NJ	20.78%
	Charles Schwab & Co., Inc.	San Francisco, CA	7.87%
	Raymond James	St. Petersburg, FL	6.84%
	UBS WM USA	Weehawken, NJ	5.31%
US Mid-Cap Core Responsible Index Fund	Band & Co.	Milwaukee, WI	22.25%
	Charles Schwab & Co., Inc.	San Francisco, CA	21.10%
	National Financial Services Corp.	Jersey City, NJ	13.23%
	LPL Financial	San Diego, CA	11.09%
	Pershing LLC	Jersey City, NJ	9.58%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of each Fund as of such date.

Calvert Responsible Index Funds104SAI dated February 1, 2023

APPENDIX D

Class R6 Ownership

Control Persons and Principal Holders of Securities.  At January 1, 2023, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

International Responsible Index Fund	SEI Private Trust Company	Oaks, PA	19.40%
	Calvert Growth Allocation Fund	Boston, MA	19.08%
	Calvert Moderate Allocation Fund	Boston, MA	14.65%
	Nabank & Co.	Tulsa, OK	10.25%
	PIMS/Prudential Retirement	Lenexa, KS	5.33%
US Large-Cap Core Responsible Index Fund	National Financial Services Corp.	Jersey City, NJ	30.92%
	Edward D. Jones & Co.	St. Louis, MO	11.15%
	SEI Private Trust Company	Oaks, PA	8.03%
	The State of Wisconsin DEF COMP BRD	Greenwood Village, OH	7.28%
	TIAA, FSB	St. Louis, MO	7.02%
US Large-Cap Value Responsible Index Fund	Calvert Growth Allocation Fund	Boston, MA	27.05%
	Calvert Moderate Allocation Fund	Boston, MA	26.37%
	Edward D. Jones & Co.	St. Louis, MO	22.81%
	Calvert Conservative Allocation Fund	Boston, MA	13.86%
US Mid-Cap Core Responsible Index Fund	Calvert Growth Allocation Fund	Boston, MA	39.69%
	Calvert Moderate Allocation Fund	Boston, MA	31.40%
	Calvert Conservative Allocation Fund	Boston, MA	12.14%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of each Fund as of such date.

Calvert Responsible Index Funds105SAI dated February 1, 2023

APPENDIX E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of a default or impairment.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

Calvert Responsible Index Funds106SAI dated February 1, 2023

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The global short-term ‘prime’ rating scale is applied to commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments.  The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO.  The short-term demand obligation rating uses the VMIG scale.  VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support.  Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Calvert Responsible Index Funds107SAI dated February 1, 2023

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Calvert Responsible Index Funds108SAI dated February 1, 2023

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Sovereign credit ratings are forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

Calvert Responsible Index Funds109SAI dated February 1, 2023

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long -or short-term, including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms.  A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to term.  An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note rating reflects S&P opinions about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Calvert Responsible Index Funds110SAI dated February 1, 2023

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Issuer Default Ratings

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.  'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.  Default is a real possibility.

CC: Very high levels of credit risk.  Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An unsecured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

Calvert Responsible Index Funds111SAI dated February 1, 2023

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

Calvert Responsible Index Funds112SAI dated February 1, 2023

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range and 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Calvert Responsible Index Funds113SAI dated February 1, 2023

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

Calvert Responsible Index Funds114SAI dated February 1, 2023

APPENDIX F

Calvert Funds

Proxy Voting Policy and Procedures

I.Overview

The Boards of Trustees (the “Board”) of the Calvert Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•“Fund” means each registered investment company managed by the Adviser; and

•“Adviser” means Calvert Research and Management.

II.Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy in accordance with the Adviser’s Proxy Voting Policies and Procedures (“Adviser Procedures”), a copy of which has been provided to the Boards. All Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

III.Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund, how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•The Adviser will record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to the Adviser, which also acts as administrator to the Fund (the “Administrator”) or any third party service provider designated by the Administrator; and

•The Administrator will file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (the “Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service provider provided each such filing is reviewed and approved by the Administrator.

IV.Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises and the Adviser intends to vote such proxy in a manner inconsistent with the Adviser’s then current Global Proxy Voting Guidelines, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxy related to the company or companies giving rise to such material conflict until it notifies and consults with at least two members of the Fund Board not affiliated with the Adviser (the “Board Members”), concerning the material conflict. For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members. Once the Board Members have been notified of the material conflict:

•they shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;

•in considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request; and

•the Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

Calvert Responsible Index Funds115SAI dated February 1, 2023

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.Reports and Review

The Administrator shall make copies of Form N-PX filed on behalf of the Fund available for the Board’s review upon the Board’s request. The Administrator shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund’s Chief Legal and Compliance Officers prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent required by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

______________

1 The Calvert Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

2 The Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

Calvert Responsible Index Funds116SAI dated February 1, 2023

APPENDIX G

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I.Introduction

Calvert Research and Management (“Calvert”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Calvert’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation.  These proxy voting policies and procedures (“Procedures”) are intended to reflect current requirements and guidance applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”).  The Procedures may change from time to time.

II.Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all other stakeholders (employees, customers, communities and the environment). Calvert believes that combining effective governance and corporate sustainability better positions a company to create long-term value for its shareholders.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”), which set forth the general principles and voting guidelines employed by Calvert when voting proxies on behalf of clients.  As noted therein, the Guidelines are not intended to be exhaustive and do not seek to anticipate every type of proposal that may be submitted to shareholders for a vote. Calvert reviews the Guidelines periodically and they may be changed at any time.

Calvert normally votes proxies received by a client for which it has sole investment discretion (including the Calvert Funds) (each, a “Fund” and collectively, the “Funds”) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc.  Although Calvert retains the services of the Agent for research and development of voting recommendations, consistent with the Guidelines, Calvert remains responsible for proxy voting decisions. Calvert may also receive and directly vote proxies with respect to certain private equity investments held by clients.  Any such proxies are also voted in accordance with the Guidelines. Where applicable, proxies will be voted in accordance with client-specific guidelines.

III.Roles and Responsibilities

A.Proxy Administrators

Calvert has designated certain employees to administer these Procedures.  The proxy administrators and/or their designees (together, the “Proxy Administrators”) coordinate consideration of the manner in which certain proxies are voted with members of Calvert’s Engagement and Proxy Voting Committee as described herein.

B.Agent

The Agent is responsible for coordinating with the clients’ custodians and Calvert to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  Calvert shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent.  The Agent shall execute and/or refer proxies consistent with instructions provided by Calvert to implement the Guidelines, unless otherwise instructed by Calvert in accordance with these Procedures.  The Agent shall retain a record of all proxy votes handled by the Agent.  With respect to any Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Calvert upon request.

Subject to the oversight of Calvert, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Calvert, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Calvert when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. Calvert is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretative guidance issued by the SEC

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in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605).  Such oversight currently may include one or more of the following and may change from time to time:

•periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•periodic meetings with Agent’s client services team;

•periodic in-person and/or web-based due diligence meetings;

•receipt and review of annual certifications received from the Agent;

•annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;

•periodic review of relevant changes to Agent’s business; and/or

•periodic review of the following to the extent not included in due diligence materials provided by the Agent:  (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information;  and (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations.

C.Engagement and Proxy Voting Committee

Calvert has established the Engagement and Proxy Voting Committee which, among other things, is responsible for reviewing the Guidelines at least annually.  The Engagement and Proxy Voting Committee shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of Calvert or the Agent as described below.

The members of the Engagement and Proxy Voting Committee shall consist of at least two employees of Calvert appointed by, and including, Calvert’s Chief Executive Officer (“CEO”) and President.   The Proxy Administrators and the Director of Corporate Engagement are not voting members of the Engagement and Proxy Voting Committee.  Members of the Engagement and Proxy Voting Committee may be changed from time to time at Calvert’s discretion.  Matters that require the approval of the Engagement and Proxy Voting Committee may be acted upon by any of its member(s) available to consider the matter.

IV.Proxy Voting

A.The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert may vote shares in a manner that does not strictly adhere to or is inconsistent with the Guidelines if doing so is deemed by Calvert to be in the best interests of the shareholders. Calvert will review the Guidelines at least annually. In connection with proxies to be voted, on behalf of the Funds Calvert will submit amendments to the Guidelines to the Fund Boards each year for approval.

Section VI below sets forth the process in the event Calvert determine to vote a proxy in a manner not strictly in accordance with the Guidelines, and such vote presents a potential conflict of interest.

B.Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1.Vote in Accordance with Guidelines

Calvert provides the Agent with voting instructions to implement the Guidelines for various types of proposals.  Based on such instructions, the Agent shall make recommendations to Calvert on the manner in which proxies shall be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) a proxy is received for a proposal for which there is there is no voting instruction pursuant to the Guidelines or (ii) the Guidelines otherwise state that the proposal shall be referred to Calvert to determine the manner in which it should be voted, the Proxy Administrator shall evaluate the proposal and, if provided, the recommendation of the Agent and determine whether the proposal should be voted in accordance with past practice or the recommendation of the Agent. If it is voted in accordance with past practice or the recommendation of the Agent, the Proxy Administrator shall seek input from the Engagement and Proxy Voting Committee, which may consult with relevant

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portfolio managers and/or analysts covering the company subject to the proxy proposal or its industry and shall instruct the Agent to vote based on this input.  The Proxy Administrators will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3.Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event Calvert recommends a vote contrary to the Guidelines, the Proxy Administrator will provide the Engagement and Proxy Voting Committee with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Engagement and Proxy Voting Committee.  Should the vote by the Engagement and Proxy Voting Committee concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted.  Calvert will provide a report to the Boards of Trustees/Directors of the Calvert Funds reflecting any votes cast on behalf of a Calvert Fund contrary to the Guidelines, and shall do so quarterly.

The same process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4Do Not Cast a Vote

It shall generally be the policy of Calvert to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.  In addition, Calvert may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security);  (iii) in markets in which shareowners' rights are limited; or (iv) the Adviser is unable to access or access timely ballots or other proxy information.  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.Securities on Loan

When a client participates in the lending of its securities and the securities are on loan on the record date for a shareowner meeting, proxies related to such securities generally will not be forwarded to Calvert by the client’s custodian and therefore will not be voted. In the event that Calvert determines that the matters involved would have a material effect on the applicable client’s investment in the loaned securities, Calvert will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. Notwithstanding the above, Calvert shall use its reasonable efforts to instruct the security lending agent to recall any security subject to a proxy prior to the record date.

V.Recordkeeping

Calvert will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act.  Those records will include:

•A copy of these Procedures;

•Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•A record of each vote cast;

•A copy of any document created by Calvert that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•Each written client request for proxy voting records and Calvert’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Calvert or its Agent for two years after they are created.

VI.Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.Assessment of Agent

Calvert shall establish that the Agent (i) is independent from Calvert, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Calvert shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Calvert may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Calvert in

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writing within fifteen (15) calendar days of any material change to information previously provided to Calvert in connection with establishing the Agent's independence, competence or impartiality.

B.Conflicts of Interest

As fiduciaries to its clients, Calvert puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of Calvert are able to identify potential material conflicts of interest, Calvert will take the following steps:

•Quarterly, the Legal and Compliance Department will ask the department heads of each department of Calvert and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of Calvert and principal underwriter of Calvert Funds) for a list of significant clients or prospective clients of Calvert or EVD;

•A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrators;

•The Proxy Administrators will compare the list of Conflicted Companies with the names of companies for which Calvert has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the applicable Proxy Administrator will report that fact to the Engagement and Proxy Voting Committee.

•If a Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines, he or she will (i) inform the Engagement and Proxy Voting Committee of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•If a Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Engagement and Proxy Voting Committee will then determine if a material conflict of interest exists between Calvert and its clients (in consultation with the Legal and Compliance Department if needed).  If the Engagement and Proxy Voting Committee determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies Calvert will seek instruction on how the proxy should be voted from:

•The client, in the case of an individual, corporate, institutional or benefit plan client;

•In the case of a Fund, at least two members of the Calvert Fund Boards not affiliated with Calvert as described in the Calvert Funds Proxy Voting Policy and Procedures; or

•If Calvert serves as sub-adviser to an account, then to the adviser of that account.

Calvert will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, or adviser, as the case may be, fails to instruct Calvert on how to vote the proxy, Calvert will generally instruct the Agent, through the applicable Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of Calvert to vote its clients’ proxies would have a material adverse economic impact on Calvert’s clients’ securities holdings in the Conflicted Company, Calvert may instruct the Agent, through the applicable Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the applicable Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Calvert shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon Calvert’s request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to Calvert, the Agent shall provide Calvert with such information as Calvert deems reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  Calvert shall review such information on a monthly basis.  The Proxy Administrators shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrators.  Any such proxy referred by the Agent shall be referred to the Engagement and Proxy Voting Committee for consideration accompanied by the Agent’s written analysis and voting recommendation.  The applicable Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Engagement and Proxy Voting Committee.

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APPENDIX A

CALVERT RESEARCH AND MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Effective March 23, 2022

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Table of Contents

I. INTRODUCTION	8
II. THE GUIDELINES	9
A. CORPORATE GOVERNANCE	9
1. Board and Governance Issues	9
2. Executive and Employee Compensation	15
3. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring	19
B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY	21
1. Sustainability Reporting	21
2. Environment	22
3. Workplace Issues	24
4. International Operations and Human Rights	25
5. Product Safety and Impact	26
6. Consumer Finance	28
7. Political Action Committees and Political Partisanship	29
8. Other Issues	29

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I.  INTRODUCTION

Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations.  A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment).  In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.

Long-Term Value.  Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders.  Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors.  Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.  In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders.  Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders.  Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability, and oppose those that do not.

Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation.  For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.

As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders.  In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted.  With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals.  The Guidelines are primarily intended to address proxy proposals from operating companies.  When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients.  The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders.  Calvert reviews the Guidelines periodically and they may be changed or updated at any time.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.

When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.

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In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution.  In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.

In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass. The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting.  When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.

II.  THE GUIDELINES

Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.

A.  CORPORATE GOVERNANCE

1.  Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.

Board Independence

One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.

Because the board’s ability to represent shareholders independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director. Conflicts of interest may arise when one person holds both the chairman and CEO positions. Accordingly, effective board oversight may be enhanced by independent leadership.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors without at least a majority of independent directors.

•support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.

•oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director unless the company has an effective counterbalancing governance structure to a combined chair/CEO, including a robust lead director role, and there are no other significant governance concerns.

Board Diversity

Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive

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public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:

•For U.S., U.K., Canadian and Australian companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.

•For other non-U.S. companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women.

•For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.

•support proposals requesting companies to disclose a board diversity and qualifications matrix.

•support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities.  The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.

•oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.

•oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.

•oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.

•vote case-by-case and potentially oppose director nominees for in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material environmental, social and governance (ESG) issues such as climate change.

•oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).

•oppose a director nominees if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.

•oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

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Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed proposals seeking the creation of a board committee dedicated to long term strategic thinking and risk management with respect to materials ESG issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting ESG concerns.  In voting proposals relating to these matters, Calvert ordinarily will:

•support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating ESG concerns. In evaluating these proposals, we will consider whether the proposed changes is consistent with good governance practice, would enhance ESG oversight and are appropriate to the unique circumstances of the company.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates.  It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board. In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to limit director tenure.

•oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one, three, and five year total shareholder returns relative to a company’s peers).

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.

•oppose excessive awards of stock or stock options to directors.

•vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

•The presence of problematic pay practices relating to director compensation;

•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

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•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors and Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) strategic plan or considerations around ESG impact, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.

•oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to elect all board members annually and to remove classified board structures.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support both advisory and binding proposals seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to allow cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose supermajority vote requirements.

•support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

•support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

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•vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareholder Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support management and shareholder proposals that grant shareholder access to the proxy ballot.

•vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.

Restrictions on Shareholders Acting by Written Consent

Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.

•support proposals to allow or facilitate shareholder action by written consent.

Restrictions on Shareholders Calling Meetings

It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders – often a majority of shareholders – to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.

•vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.

•support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.

•support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).

•support proposals that call for more stringent measures to ensure auditor independence.

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•support proposals (typically outside the US) that call for the annual election of auditors by shareholders.

Audit Committee

•oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.

•oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

In a number of countries outside of the US, companies routinely appoint internal statutory auditors.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

Transparency and Disclosure

Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S.  More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that call for full disclosure of company financial performance.

•support proposals that call for an annual financial audit by external and independent auditors.

•support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•support proposals that call for disclosure of related party transactions.

•support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation. In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on bylaw changes affecting shareholders’ litigation rights.

2.  Executive and Employee Compensation

Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence.  Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.

Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans.  Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals.  Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language.  Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.

Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting.  Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy.  They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers.  The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy.  In voting on proposals relating to these matters, Calvert ordinarily will:

Advisory Vote on Executive Compensation (Say on Pay)

•support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.

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•vote case-by-case on “say-on-pay” proposals by company management,  generally considering the following criteria:

Incentive Compensation

•Pay for Performance:  The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle.  Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns.  Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long term shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that reduce the alignment of management and shareholder interests,

•oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.

•Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards.  Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3-5 year time horizon.  Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners.

•Incentive Criteria:  Long-term awards (whether restricted stock, options, performance shares or other structure) should be both time and performance based, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate.  The company should explain how incentives link to corporate strategy and drive long-term performance and risk management.  Performance targets should be realistic and appropriately challenging.  Some discretion to allow boards to adjust compensation to unforeseen circumstances may be appropriate.  However, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.

•ESG Incentives:  An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both.  We encourage companies to consider adopting ESG metrics in their executive incentive compensation programs as a way to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures.  When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods.  Goals may be qualitative or quantitative, but we look to ensure that the achievement of goals can be easily assessed by shareholders.  In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.

•Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders.  The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.

•Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers.  Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained.  In voting on proposals relating to these matters, Calvert ordinarily will:

• oppose mandated pay limits as a check on pay disparity.

•Stakeholders and Sustainability: We prefer that the plan incorporate strategic goals related to sustainability and fair treatment of stakeholders.  The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.

•Clawbacks:  Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.

•Perquisites:  Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft.  The cash value of perquisites are usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management.  Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.

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•Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer.  The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.

•Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.

Country-Specific Compensation Disclosures

•Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country.  For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.

Equity Compensation

Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance.  All equity plans are subject to the incentive criteria detailed above.  Additionally, we believe that companies should not make loans to support stock purchases.  While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that provide downside protection to plan participants that are not available to other shareholders;

•support equity plans that tend to create long term incentives for management to create long-term sustainable value.  The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.

•support proposals that will require executives to hold sufficient shares to incentivize them to think like long term owners.

•Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.

•Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.

•Repricing: oppose the repricing of options, which undermines the incentive value of these awards.

•Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.

•Dilution:  oppose plans that are excessively dilutive to minority shareholders.

•Hedging:  oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.

Employee Stock Purchase Plans

•support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.

•oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.

Severance Agreements (“Golden Parachutes”)

Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from “jumping ship” during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.  Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

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•support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.

•oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.

•oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):

•Single- or modified-single-trigger cash severance;

•Single-trigger acceleration of unvested equity awards;

•Full acceleration of equity awards granted shortly before the change in control;

•Acceleration of performance awards above the target level of performance without compelling rationale;

•Excessive cash severance (generally >3x base salary and bonus);

•Excise tax gross-ups triggered and payable;

•Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors

•vote case-by-case on compensation plans for non-employee directors, based on:

•The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•The company’s three-year burn rate relative to its industry/market cap peers; and

•The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

•vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation, based on:

•If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•An assessment of the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

•The presence of problematic pay practices relating to director compensation;

•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Compensation Committee

•oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

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3.  Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.

Considering the Non-Financial Effects of a Merger Proposal

Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.

•vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on environmental, social and governance concerns.

•oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Adjournment of Meeting

Generally vote AGAINST proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.

Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.

•oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings (“IPOs”). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

•vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.

Corporate Purpose

In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders.  In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions.  Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have

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reincorporated under corporate forms that prioritize the creation of value for all stakeholders.  Calvert supports reasonable governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.

In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.

•oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•oppose proposals to reincorporate outside the United States if it is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•vote case-by case on proposals authorizing the issuance of additional common stock.

•oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.

•support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:

•a Stock exchange notification to the company of a potential delisting;

•Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

•the company's rationale; or

•Other factors, as applicable.

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Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose the creation of blank check preferred stock.

•oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Shareholder Rights Plans

Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling for shareholder approval of shareholder rights plans.

•oppose shareholder rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares.  This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support anti-greenmail provisions.

•oppose the payment of greenmail.

B.  CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

1.  Sustainability Reporting

Investors require substantive and comparable information about corporate ESG performance both to integrate these factors into investment decisions and to engage with companies.  A high quality sustainability report can demonstrate the company’s positioning with respect to the material ESG risks and opportunities it may face.  However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree variation in quality and relevance persists among corporate disclosures.  Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure.  These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances.  Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.

•support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.

2.  Environment

All economic activities affect, and in turn depend on, the natural environment.  Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes.  We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact.  As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set

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quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:

Climate:  Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure.  Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.

In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable.   Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.

Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.

Toxins and Pollution:  Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.

Land Use and Biodiversity:  Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.

In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:

General

•support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Climate Change Mitigation

•support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.

•support proposals asking companies to adopt greenhouse gas reduction targets, including science based targets.

•support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.

•support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.

•support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.

•support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.

•support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

Climate Change Adaptation

•support proposals seeking the preparation of a report on the company’s risks attributable to climate change.

•support proposals seeking disclosure of the company’s plans to adapt to climate change.

•support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

Calvert Responsible Index Funds136SAI dated February 1, 2023

•support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities.

Advisory Vote on Climate Transition Plans (Say-On-Climate)

Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:

•Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to 1.5 degrees Celsius

•Extent of emissions covered

•Disclosure and alignment of interim targets with net zero commitments

•Alignment of corporate strategy with net zero commitments

•Considerations of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)

•Effective governance of climate goals

In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:

•oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.

•support shareholder proposals that ask the company to issue a climate transition report or plan.

•support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.

Waste and Pollution

•support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.

•support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.

•support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.

•support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.

Water

•support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.

•support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.

•support proposals seeking improved management of water in industrial or agricultural operations and supply chains.

•support proposals asking for improved management and reporting of marine ecosystems.

•support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.

Land-Use Change / Biodiversity Conservation

•support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.

•support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.

3.  Workplace Issues

Calvert Responsible Index Funds137SAI dated February 1, 2023

Labor Relations and Vendor Standards

The relationship between companies and their labor forces has become more complex over the last 20-30 years.  The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms.  Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement.  Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.

Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor.  Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.

At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance.  Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.

Modern Slavery

Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies.  Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor.  Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.

Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.

Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.

Mandatory Arbitration

Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts.  The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees.  Generally, Calvert will:

•support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:

i.Current practices and policies related the use of mandatory arbitration agreements;

ii.The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and

iii.The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.

•oppose proposals that request that the company adopt a mandatory arbitration bylaw

Calvert Responsible Index Funds138SAI dated February 1, 2023

Diversity and Equal Employment Opportunity (EEO)

While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere.  Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.

Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.

Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.

Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBT employees and to create a working environment where individuals can feel comfortable and accepted.  While most U.S. public companies currently have a non-discrimination policies, investors are concerned that these policies are consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBT people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:

•support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.

•support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.

•support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.

•support proposals asking for an assessment of risks related to potential violations of labor and human rights.

•support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.

•support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.

•support proposals asking companies to prepare a report on pay equity based on race, gender, or other appropriate category.

•Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.

4.  International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons.  For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.

Calvert Responsible Index Funds139SAI dated February 1, 2023

Modern communications technologies have increased public scrutiny of company operations around the world.  Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms.  Policies to safeguard human rights help to insure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.

Numerous internationally recognized standards guide the development of corporate human rights policies.  At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights.  Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.

It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally.  The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices.   Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments.  Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.

Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy.  Companies should also incorporate a global policy to ensure respect for the rights of LGBT people, especially in countries and localities whose policies are either hostile or neglectful of LGBT rights. Numerous guidelines also exist that are relevant for specific industries and types of operations.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.

•support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.

5.  Product Safety and Impact

Companies bear primary responsibility for the safety of their operations and products.  In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies.  However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies.  Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest.  Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products.  In voting on proposals relating to these matters, Calvert ordinarily will:

•case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.

•support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives.  Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace.  Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support resolutions asking companies to disclose policies related to toxic chemicals.

•support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Calvert Responsible Index Funds140SAI dated February 1, 2023

Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals.  Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.

•support proposals requesting that companies report on policies to ensure animal welfare.

•vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities

Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.

Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.

•support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.

•vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.

Data Privacy and Data Security

A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally.  One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies.  This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services.  However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.

Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend.  For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election.  These concerns are heightened when companies sell data to third parties with no connection to the original user.

For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected.  Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.

For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.

Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.

Calvert Responsible Index Funds141SAI dated February 1, 2023

For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services.  Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security.  Companies should also develop robust systems to safeguard data from unauthorized access and use.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.

•support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.

•support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.

•support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.

•support proposals asking companies to analyze the risk to its business model relating to data privacy or security.

Health and Pharmaceuticals

The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance.  In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies.  Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry.  Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products.  Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long term financial performance.

•support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.

•support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.

•support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.

•support proposals asking for information about the nutritional composition of the company’s food products.

6.  Consumer Finance

Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts.  Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.

•support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Calvert Responsible Index Funds142SAI dated February 1, 2023

7.  Political Action Committees and Political Partisanship

Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company ESG guidelines or the long term interests of shareholders.  While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources.  For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.

We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.

•support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.

8.  Other Issues

In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.

© 2022 Calvert Research and Management

Calvert Responsible Index Funds143SAI dated February 1, 2023

PART C - OTHER INFORMATION

Item 28.   Exhibits (with inapplicable items omitted)

(a)	(1)	(a)

Articles of Incorporation dated April 7, 2000 filed as Exhibit (a)(1) to Post-Effective Amendment No. 43 filed October 12, 2016 (Accession No. 0001105446-16-000150) and incorporated herein by reference.

		(b)	Articles Supplementary dated June 16, 2015 filed as Exhibit (a)(3) to Post-Effective Amendment No. 43 filed October 12, 2016 (Accession No. 0001105446-16-000150) and incorporated herein by reference.
		(c)	Articles of Amendment dated August 4, 2015 filed as Exhibit (a)(2) to Post-Effective Amendment No. 43 filed October 12, 2016 (Accession No. 0001105446-16-000150) and incorporated herein by reference.
		(d)

Articles Supplementary dated October 9, 2015 filed as Exhibit (a)(4) to Post-Effective Amendment No. 43 filed October 12, 2016 (Accession No. 0001105446-16-000150) and incorporated herein by reference.

		(e)

Articles Supplementary, dated December 19, 2017 filed as Exhibit (a)(1)(d) to Post-Effective Amendment No. 49 filed January 29, 2018 (Accession No. 0000940394-18-000130) and incorporated herein by reference.

		(f)

Articles Supplementary effective February 1, 2019 filed as Exhibit (a)(1)(f) to Post-Effective Amendment No. 51 filed January 28, 2019 (Accession No. 0000940394-19-000114) and incorporated herein by reference.

(b)

Amended and Restated By-Laws of Registrant adopted December 2018 filed as Exhibit (b) to Post-Effective Amendment No. 51 filed January 28, 2019 (Accession No. 0000940394-19-000114) and incorporated herein by reference.

(c)			Reference is made to Item 28(a) and 28(b) above.
(d)

Investment Advisory Agreement between Calvert Responsible Index Series, Inc. (on behalf of its separate series identified on Schedule A) and Calvert Research and Management dated March 1, 2021 filed as Exhibit (d) to Post-Effective Amendment No. 56 filed January 28, 2022 (Accession No. 0000940394-22-000084) and incorporated herein by reference.

(e)	(1)	(a)

Master Distribution Agreement between each registered investment company listed on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. effective March 1, 2021 filed as Exhibit (e) to Post-Effective Amendment No. 114 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2021 (Accession No. 0000940394-21-000778) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 21, 2022 to Master Distribution Agreement effective March 1, 2021 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 121 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed December 21, 2022 (Accession No. 0000940394-22-001529) and incorporated herein by reference.

(f)

Form of Deferred Compensation Agreement filed as Exhibit (f) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.

(g)	(1)	(a)

Master Custodian Agreement between Calvert Funds and State Street Bank and Trust Company dated December 1, 2000 filed as Exhibit (g) to Post-Effective Amendment No. 65 of Calvert Variable Products, Inc. (File Nos. 002-90309, 811-04000) filed January 30, 2009 (Accession No. 0001121624-09-000003) and incorporated herein by reference.

		(b)

Amendment is dated as of June 3, 2020 to Master Custodian Agreement between Calvert Funds and State Street Bank and Trust Company dated December 1, 2000 filed as Exhibit (g)(2) to Post-Effective Amendment No. 122 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 27, 2021 (Accession No. 0000940394-21-000100) and incorporated herein by reference.

(h)	(1)	(a)

Administrative Services Agreement between Calvert Research and Management and each registered investment company listed on Appendix A on behalf of each of its series listed on Appendix A, effective March 1, 2021 filed as Exhibit (h)(1) to Post-Effective Amendment No. 114 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2021 (Accession No. 0000940394-21-000778) and incorporated herein by reference.

		(b)

Amended Appendix A dated December 21, 2022 to the Administrative Services Agreement effective March 1, 2021 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 121 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed December 21, 2022 (Accession No. 0000940394-22-001529) and incorporated herein by reference.

	(2)

Transfer Agency and Service Agreement between Calvert Funds listed on Schedule A and DST Asset Manager Solutions, Inc., dated July 1, 2019 filed as Exhibit (h)(2) to Post-Effective Amendment No. 63 of Calvert World Values Fund, Inc. (File Nos. 033-45829, 811-06563) filed September 27, 2019 (Accession No. 0000940394-19-001297) and incorporated herein by reference.

	(3)

Sub-Transfer Agency Support Services Agreement between Eaton Vance Management and each open-end investment company listed on Appendix A dated December 1, 2017 filed as Exhibit (h)(3) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.

	(4)	(a)

Expense Reimbursement Agreement dated December 31, 2016 as amended March 6, 2019 and March 3, 2021 between Calvert Research and Management and each Trust and/or Corporation (on behalf of certain of their series) listed on Amended Schedule A filed as Exhibit (h)(4)(a) to Post-Effective Amendment No. 114 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2021 (Accession No. 0000940394-21-000778) and incorporated herein by reference.

		(b)

Amended Schedule A dated February 1, 2023 to the Expense Reimbursement Agreement dated December 31, 2016 as amended March 6, 2019 and March 3, 2021 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 127 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 27, 2023 (Accession No. 0000940394-23-000083) and incorporated herein by reference.

	(5)

Form of Fund of Funds Investment Agreement dated January 19, 2022 filed as Exhibit (h)(5) to Post-Effective Amendment No. 119 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2022 (Accession No. 0000940394-22-000782) and incorporated herein by reference.

	(6)

Expense Reimbursement Agreement for Cash Sweep dated April 26, 2022 between Calvert Research and Management and each Trust and/or Corporation listed on Schedule A filed as Exhibit (h)(6) to Post-Effective Amendment No. 127 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 27, 2023 (Accession No. 0000940394-23-000083) and incorporated herein by reference.

(i)			Opinion of Counsel dated January 27, 2020 filed as Exhibit (i) to Post-Effective Amendment No. 53 filed January 28, 2020 (Accession No. 0000940394-20-000096) and incorporated herein by reference.
(j)

Consent of Independent Registered Public Accounting Firm for Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and Calvert International Responsible Index Fund dated January 25, 2023 filed herewith.

(m)	(1)	(a)

Master Distribution Plan for Class A Shares, as adopted December 31, 2016 filed as Exhibit (m)(1) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 21, 2022 to the Master Distribution Plan for Class A shares adopted December 31, 2016 filed as Exhibit (m)(1)(b) to Post-Effective Amendment No. 121 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed December 21, 2022 (Accession No. 0000940394-22-001529) and incorporated herein by reference.

	(2)	(a)

Master Distribution Plan for Class C shares filed as Exhibit (m)(2) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 21, 2022 to the Master Distribution Plan for Class C shares adopted December 31, 2016 filed as Exhibit (m)(2)(b) to Post-Effective Amendment No. 121 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed December 21, 2022 (Accession No. 0000940394-22-001529) and incorporated herein by reference.

(n)	(1)	(a)

Amended and Restated Multiple Class Plan for Calvert Funds effective January 25, 2019 filed as Exhibit (n) to Post-Effective Amendment No. 95 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 28, 2019 (Accession No. 0000940394-19-000110) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 21, 2022 to the Amended and Restated Multiple Class Plan for Calvert Funds effective January 25, 2019 filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 121 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed December 21, 2022 (Accession No. 0000940394-22-001529) and incorporated herein by reference.

(p)	(1)	(a)

Code of Ethics adopted by the Calvert Funds effective June 1, 2021 filed as Exhibit (p)(1)(a) to Post-Effective Amendment No. 123 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 28, 2022 (Accession No. 0000940394-22-000070) and incorporated herein by reference.

		(b)

Code of Ethics and Personal Trading Guidelines adopted by Morgan Stanley Investment Management Public Side effective January 1, 2022 filed as Exhibit (p)(1)(b) to Post-Effective Amendment No. 123 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 28, 2022 (Accession No. 0000940394-22-000070) and incorporated herein by reference.

(q)	(1)		Power of Attorney for Registrant’s Trustees/Directors and Officers dated December 30, 2022 filed herewith.
	(2)

Secretary’s Certificate dated January 26, 2023 filed as Exhibit (q)(2) to Post-Effective Amendment No. 127 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 27, 2023 (Accession No. 0000940394-23-000083) and incorporated herein by reference.

Item 29.   Persons Controlled by or Under Common Control

Not applicable

Item 30.Indemnification

Article IX, Sections 3 and 4 of the Registrant’s By-Laws provides that the Registrant, out of the Registrant’s assets, shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that he or she is or was a Director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant.

No indemnification shall be provided to any person against any liabilities to the Registrant or its shareholders adjudicated to have been incurred by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Article IX, Section 9 of the Registrant’s By-Laws provides that Registrant may, upon resolution of a majority of the Registrant’s Board of Directors, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against him or her or incurred by him or her, or arising out of his or her position, whether or not the Registrant would have the power to indemnify him or her against such liability.

In addition, indemnification against certain liabilities of the Registrant’s directors and officers and/or the Registrant’s administrator, principal underwriter, transfer agent, custodian and other service providers are provided in: (1) Section 5 of the Administrative Services Agreement between the Registrant and Calvert Research and Management; (2) Section 4 of the Master Distribution Agreement between the Registrant and Eaton Vance Distributors, Inc.; (3) Section 14 of the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company; (4) Section 12 of the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company; and (5) Section 8 of the Administration Agreement between the Registrant and State Street Bank and Trust Company.  Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by reference to Item 28.

Item 31.Business and Other Connections of Investment Adviser

The Registrant’s investment adviser, Calvert Research and Management (“CRM”), is a Massachusetts business trust. In addition to providing investment advisory services to registered management investment companies, CRM provides investment advisory services to separately managed accounts.  Additional information as to CRM and the trustees and officers of CRM is included in CRM’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-108378), which is incorporated herein by reference and sets forth the officers and trustees of CRM and information as to any business, profession, vocation or employment of a substantial nature engaged in by CRM and such officers and trustees during the past two years.

Item 32.    Principal Underwriters

(a)

Registrant’s principal underwriter, Eaton Vance Distributors, Inc. (“EVD”).  Prior to March 1, 2021, EVD was a direct, wholly owned subsidiary of Eaton Vance Corp. (“EVC”). On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and EVD became an indirect, wholly owned subsidiary of Morgan Stanley. EVD is the principal underwriter for each of the registered investment companies named below:

Calvert Impact Fund, Inc.

Calvert Management Series

The Calvert Fund

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

(b)
(1) Name and Principal Business Address*	(2) Positions and Offices with Principal Underwriter	(3) Positions and Offices with Registrant
Terence Avella	Vice President	None
Charles F. Burke, Jr.	Managing Director	None
Kristin Carcio	Executive Director	None
Stefanie V. Chang Yu	General Counsel	None
Jacques Chappuis	Managing Director	None

Jeffrey Corso	Managing Director	None
Margaret T. Dugan	Assistant Secretary	None
Christine Eaton	Executive Director	None
Lawrence L. Fahey	Principal Operations Officer	None
Frank J. Famiglietti	Director and Managing Director	None
Aaron Guth	Assistant Secretary	None
Sean Kelly	Senior Vice President	None
Andrew J. Leimenstoll	Director and Managing Director	None
Erick Lopez	Deputy Anti-Money Laundering Officer	None
Dave Michaud	Director and Managing Director	None
A. John Murphy	Vice President, Assistant Secretary and Assistant Clerk	None
Humberto Reboredo	Vice President	None
Anita Rios	Treasurer	None
Diane Gelch Simons	Vice President	None
David Smith	Chief Compliance Officer	None
Joe Spallone	Vice President	None
Elaine Sullivan	Managing Director
Brian Taranto	Chief Administrative Officer	None
Ken Topping	Vice President	None
John Triolo	Vice President	None
Randolph Verzillo	Principal Financial Officer and Financial and Operations Principal	None
Matthew J. Witkos	Director and President	None
Jared P. Wong	Chief Anti-Money Laundering Officer	None

* The principal business address of EVD is Two International Place, Boston, MA 02110

(c)	Not applicable

Item 33.    Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and its transfer agent, DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Calvert Research and Management, located at 1825 Connecticut Ave NW, Suite 400, Washington, DC 20009, Eaton Vance Management, located at Two International Place, Boston, MA 02110 and Parametric Portfolio Associates LLC located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 9810.

Item 34.    Management Services

Not applicable

Item 35.    Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on January 27, 2023.

CALVERT RESPONSIBLE INDEX SERIES, INC.
By:	Theodore H. Eliopoulos *
Theodore H. Eliopoulos, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 2023.

Signature	Title

Theodore H. Eliopoulos *	President and Director
Theodore H. Eliopoulos

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Richard L. Baird, Jr.*	Director	Miles D. Harper, III*	Director
Richard L. Baird, Jr.		Miles D. Harper, III

Alice Gresham Bullock *	Director	Joy V. Jones*	Director
Alice Gresham Bullock		Joy V. Jones

Cari M. Dominguez*	Director	Anthony A. Williams*	Director
Cari M. Dominguez		Anthony A. Williams

John G. Guffey, Jr.*	Director
John G. Guffey, Jr.

*By:	/s/ Deidre E. Walsh
Deidre E. Walsh (As attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as part of this Post-Effective Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(j)

Consent of Independent Registered Public Accounting Firm for Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and Calvert International Responsible Index Fund dated January 25, 2023

(q)	(1)	Power of Attorney for Registrant’s Trustees/Directors and Officers dated December 30, 2022